As filed with the Securities and Exchange Commission on April 26, 2019

Registration Nos.          033-33419
811-06130

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N‑4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 51	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 53	[X]

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Matthew Berman
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Scott Richardson, Esq. Foresters Financial 40 Wall Street New York, NY 10005	Mark Amorosi, Esq. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

☐          Immediately upon filing pursuant to paragraph (b) of Rule 485

☒                           On May 1, 2019 pursuant to paragraph (b) of Rule 485

☐          60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐          On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐          This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of interest in First Investors Life Variable Annuity Fund C under individual flexible premium deferred variable annuity contracts.

First Choice
An Individual Flexible Premium Deferred Variable
Annuity Contract

Offered by Foresters Life Insurance and Annuity Company through First Investors Separate Account C
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual flexible premium deferred variable annuity contract (the “Contract”) offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”).  The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, to receive annuity payments for a lifetime based upon the Contract’s Accumulation Value.
When You purchase a Contract, You allocate Your Purchase Payments (less certain applicable charges) to one or more “Subaccounts” of Separate Account C or to the Fixed Account. Each of the Subaccounts invests in a corresponding series of the First Investors Life Series Funds (“Funds” or “Life Series Funds”). A copy of the prospectus for the Life Series Funds is attached. The Contract requires a minimum initial investment of $5,000.
The amount You accumulate in the Subaccounts depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money invested in the Subaccounts. We credit interest to amounts You allocate to the Fixed Account.
Please read this prospectus and keep it for future reference. It contains important information that You should know before buying or taking action under a Contract, including all material benefits, features, rights, and obligations under a Contract. We filed a Statement of Additional Information (“SAI”), dated May 1, 2019 with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus.  You can get a free SAI by contacting Us at Raritan Plaza 1, Edison, New Jersey 08837, by calling the telephone number shown above or by visiting Our website www.foresters.com .  You also can obtain electronic copies of Our documents, including reports and SAIs, from the EDGAR database on the SEC’s website at http://www.sec.gov .
The SEC has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is May 1, 2019.

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 CONTENTS

FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	3
OVERVIEW OF THE CONTRACT	6
Summary of Risks and Rewards of the Contract	6
How the Contract Works	7
Who We Are and How to Contact Us	8
THE CONTRACT IN DETAIL	12
Application and Purchase Payments	12
Allocation of Purchase Payments	12
Reallocations Among Subaccounts	13
What Are Our Policies on Frequent Reallocations Among Subaccounts?	13
What Are the Risks to Contractowners of Frequent Reallocations?	13
The Accumulation Phase	14
The Annuity Income Period	20
Your Right To Cancel The Contract	23
FINANCIAL INFORMATION	24
Calculating Values	24
Contract Expenses	24
Other Charges	25
Federal Tax Information	25
OTHER INFORMATION	30
Voting Rights	30
Processing Transactions	29
Reservation of Rights	31
State Variations	31
Distribution of the Contract	31
Reports	32
Financial Statements	32
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	33

FLIAC does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.
The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached Life Series Funds prospectus or any supplements thereto, or in any supplemental sales material We authorize.

 GLOSSARY OF SPECIAL TERMS
Accumulation Phase – The period between the Effective Date of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.
Accumulation Unit – A unit that measures the value of a Contractowner’s interest in a Subaccount of Separate Account C before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value of each of the Subaccounts to which You have allocated value under the Contract plus the Fixed Account Accumulation Value.
Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments.  Unless otherwise specified, references to “Annuitant” refer to any Joint Annuitant as well.
Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Beneficiary – The person or entity that is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.
Contract – An individual flexible premium deferred variable annuity contract offered by this prospectus.
Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract.  Unless otherwise specified, the term also includes any Joint Contractowners.
Contract Anniversary – The same month and day each subsequent year from the Contract’s Effective Date.
Contract Year (and Contract Month and Contract Quarter) – A one-year period of time initially as measured from the Contract’s Effective Date and then as measured from the Contract’s Anniversary after the first Contract Year. A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.
Effective Date – The date the Contract is issued by FLIAC.
Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”
Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.
General Account – All assets of FLIAC other than those allocated to Separate Account C and other segregated investment accounts of FLIAC.
Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our administrative office or other office We may designate (“Administrative Office”) that contains all information required by Us to process the transaction.
Internal Revenue Code – The Internal Revenue Code of 1986, as amended.
Investment in the Contract – The Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
Maturity Date – The date on which annuity payments begin.
Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.

Payee – The person designated as the “Payee” in the Contract who is entitled to receive annuity payments under the Contract. The Contractowner will be the Payee unless another person is named as the Payee.
Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).
Separate Account C – The segregated investment account entitled “First Investors Life Variable Annuity Fund C”, established by FLIAC pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).
Subaccount – A segregated investment subaccount under Separate Account C that corresponds to a Fund of the Life Series Funds. The assets of a Subaccount are invested in shares of the corresponding Fund of the Life Series Funds.
Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount’s Accumulation Unit value.
Valuation Date – Any date on which the New York Stock Exchange (“NYSE”) is open for trading.
Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.
Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the annuity income period based on the net investment experience of the Subaccounts.
We (Us and Our) – FLIAC.
You (and Your) – An actual or prospective Contractowner who is reading this prospectus.

FEES AND EXPENSES
The following tables below show the fees and expenses that You will incur when You buy, own and surrender a Contract.
The first table describes the fees and expenses that You will pay if You surrender the Contract.
Contractowner Transaction Expenses
Maximum Surrender Charge
(as a percentage of Purchase Payment surrendered)*	8.00%
* The surrender charge percentage that applies to a Purchase Payment decreases one percentage point each year after receipt of the Purchase Payment so that there is no surrender charge after eight years. Each year You may surrender up to 10% of total Purchase Payments without a surrender charge. For purposes of computing the surrender charge, Accumulation Units are considered to be in the order in which they were purchased (i.e., first-in, first-out).  For more information concerning surrender charges, see “FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender  Charges.”
The next table describes the maximum fees and expenses that You will pay periodically during the time You own the Contract, not including Fund fees and expenses.
Maximum Annual Contract Charge	$50.00**
Separate Account Annual Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.00%
** The annual contract charge is made during the Accumulation Phase only. The maximum annual contract charge that We may deduct from the Accumulation Value in any Contract Year is $50. The current annual contract charge that We deduct from the Accumulation Value is $35, which is guaranteed for the first 10 Contract Years. For more complete descriptions of the charges and expenses shown, please refer to “FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender Charges, Mortality and Expense Risk Charge, Other Charges.”
The next table shows the Funds’ minimum and maximum total annual operating expenses that You may pay indirectly during the time that You own the Contract.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Life Series Funds.
Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	1.32%
The following examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract charges, Separate Account C annual expenses, and operating expenses of the Funds. The examples assume that You invest $10,000 in the Contract for the time periods indicated. The examples also assume that Your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$915	$1,324	$1,760	$3,156
Minimum Cost	$861	$1,160	$1,484	$2,595
If You annuitize or do not surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$285	$874	$1,490	$3,156
Minimum Cost	$231	$710	$1,214	$2,595
You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION
This table shows the Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C for the last 10 fiscal years (or the life of the Subaccount, if less).  For years 2010 and later, the number of Accumulation Units shown below pertain to Contracts offered under this prospectus.
Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Covered Call Strategy Subaccount*	December 31, 2016 December 31, 2017 December 31, 2018	10.460 11.502 10.250	166,649.0 373,983.7 707,359.9
Equity Income Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	18.675 21.138 21.248 23.392 30.229 32.399 31.747 35.603 40.718 36.920	1,184,140.4 24,116.1 75,548.0 157,712.6 212,248.1 275,981.7 324,155.5 341,842.3 365,503.6 380,704.0
Fund For Income Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	34.240 38.547 40.322 45.313 47.947 47.846 46.494 51.150 54.097 52.176	374,655.5 12,844.3 63,567.2 127,803.2 207,329.5 241,684.2 265,822.9 269,158.4 291,147.4 298,809.6
Government Cash Management Subaccount**	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	15.921 15.763 15.606 15.450 15.296 15.144 14.993 14.844 14.734 14.769	303,014.8 50,542.9 121,321.9 154,725.9 67,975.1 130,213.4 48,250.9 106,606.3 79,022.5 192,240.8
Growth & Income Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	43.894 50.493 51.173 59.506 81.335 86.682 83.140 90.443 105.910 94.195	1,216,234.8 17,550.9 104,387.5 188,541.7 235,599.1 266,359.3 289,593.3 295,644.5 299,776.5 296,919.1

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
International Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	30.482 34.238 34.115 40.816 43.146 43.736 44.814 42.502 55.950 48.658	782,978.8 9,986.9 56,696.9 101,766.8 152,054.4 178,076.3 206,413.3 221,014.1 231,674.4 292,774.2
Investment Grade Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	23.896 25.849 27.185 29.938 29.403 30.815 30.401 31.497 32.657 31.677	618,028.3 20,550.9 99,796.7 208,916.0 278,719.2 312,281.0 326,706.0 357,878.4 395,484.9 409,271.2
Limited Duration Bond Subaccount***	December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	9.691 9.546 9.511 9.535 9.419	67,060.8 174,189.0 223,795.4 240,011.9 737,330.1
Opportunity Subaccount****	December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	10.056 13.935 14.587 14.325 15.353 18.088 15.154	0.0 219,904.0 380,034.9 528,612.0 634,785.2 745,616.4 871,504.9
Select Growth Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	6.315 7.572 7.890 8.851 11.667 13.114 13.400 13.802 18.147 17.285	320,182.6 30,458.8 197,598.1 365,865.1 482,101.1 548.391.4 684,847.7 731,461.4 773,227.2 928,584.6
Special Situations Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	44.537 55.810 56.494 61.529 79.728 83.905 82.635 94.986 111.217 91.837	653,636.4 9,350.9 54,747.6 100,498.6 121,559.2 138,060.8 158,674.9 162,563.2 172,129.6 197,857.1

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Total Return Subaccount****	December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	9.926 11.500 12.065 11.752 12.405 13.724 12.548	0.0 211,595.9 442,617.8 620,817.2 656,240.6 752,606.5 893,356.5
*The inception date for the Covered Call Strategy Subaccount was May 2, 2016  The Accumulation Unit value for this Subaccount initially was set at $10.00 on May 2, 2016.
** In October 2016, the Cash Management Subaccount  was converted into the Government Cash Management Subaccount as a result of the conversion of the Life Series Cash Management Fund into the Life Series Government Cash Management Fund.
***The inception date for the Limited Duration Bond Subaccount was July 1, 2014.  The Accumulation Unit value for this Subaccount initially was set at $10.00 on July 1, 2014. Prior to January 31, 2018, the Limited Duration Bond Subaccount was known as the Limited Duration High Quality Bond Subaccount.
****The inception date for the Opportunity Subaccount and the Total Return Subaccount was December 17, 2012. The Accumulation Unit values for each of these Subaccounts initially was set at $10.00 on December 17, 2012.

OVERVIEW OF THE CONTRACT
This overview highlights some basic information about the Contract offered by FLIAC in this prospectus. You will find more information about the Contract in “THE CONTRACT IN DETAIL” section of this prospectus.
SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:
Investment Diversification There are twelve (12) Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the Life Series Funds.
Income Tax Deferral Investment in a Contract enables You to defer payment of federal income tax on any net income earned and net gains realized under the Contract until You access Your money through surrenders or one of Our annuity pay-out options. This gives Your money the potential to grow faster.
Asset Reallocation You can also reallocate Your accumulated assets among the Subaccounts and the Fixed Account, as Your circumstances change, without incurring current federal income tax.
No Income or Contribution Limitations There are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”) including Roth IRAs or 401(k) Plans – that restrict the amount that You can invest. You control how much You invest for Your retirement, so long as You meet Our minimum investment requirements, and when and how often You wish to add to Your Contract.
Minimum Guaranteed Death Benefit We guarantee a minimum death benefit if the Annuitant dies during the Accumulation Phase, which protects Your principal from market declines if You die.
Guaranteed Annuity Income You can receive an annuity pay-out providing a stream of income to suit Your needs for the rest of Your life.
There are several risk factors that You should consider:
Investment Risk You bear all of the investment risk of the Funds that correspond to the Subaccounts You select, which means You could lose money.
Fees and Charges An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.
Internal Revenue Service (“IRS”) Penalty Because a 10% federal tax penalty is generally imposed on the taxable portion of surrenders prior to age 59½, You should not invest in the Contract if You have short-term investment objectives that would require You to liquidate all or a portion of the Contract prior to reaching age 59½.
Holding Period A minimum holding period is often necessary before the tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.
Be Careful With Your Tax-Deferred Arrangement A tax-deferred accrual feature is already provided by any tax-qualified arrangement, such as an IRA or 401(k) Plan.  Therefore, You should have reasons other than tax deferral, such as the additional benefits described in this prospectus, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.

Surrender Charges There is a maximum 8% surrender charge that decreases annually during the eight years following receipt of a Purchase Payment. You should therefore invest in a Contract only if You have a long-term investment horizon.
Taxation of Surrenders A partial or total surrender of a Contract is taxed for federal income tax purposes as ordinary income to the extent that the Accumulation Value exceeds Your Investment in the Contract (i.e., on an “income first” basis).
Taxation of Death Benefits The death benefit paid to the Beneficiary of a Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s Investment in the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You for federal income tax purposes. The amount of the death benefit on a life insurance policy passes federal income-tax free (though not necessarily estate tax free) to the Beneficiary; an annuity death benefit does not.
General Account Risk The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Contract Value (such as those that may be associated with the death benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Contract Value are subject to Our financial strength and claims-paying ability.
HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Phase and an annuity income period. During the Accumulation Phase, earnings on Your investment accumulate on a tax-deferred basis. The annuity income period begins when You convert from the Accumulation Phase by agreeing that the Payee will start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options.
The Contract is a “variable” annuity because Your Subaccount Accumulation Values during the Accumulation Phase and the amount of Your Variable Annuity Payments during the annuity income period fluctuate based on the performance of the Funds underlying the Subaccounts You have selected. As a result, the Subaccount Accumulation Values in Your Contract and Your Variable Annuity Payments may increase or decrease. Subject to certain limitations, You are permitted to allocate Your Purchase Payments to  twelve (12) available Subaccounts We offer under the Contract, as long as each allocation is at least 1% of the Purchase Payment. You also may allocate Purchase Payments to the Fixed Account, as described below. Subject to certain limitations, You may reallocate Your Accumulation Value or, after the commencement of Variable Annuity Payments, the value allocated to the Subaccounts upon which the amount of the Variable Annuity Payments are based.

The Contract provides a guaranteed death benefit that is payable to the Beneficiary if the Annuitant dies during the Accumulation Phase. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total of all Purchase Payments reduced proportionately by any surrenders, or (ii) the Accumulation Value. Upon the death of a Contractowner who is not also the Annuitant, We will pay only the Accumulation Value to the Beneficiary. We pay the death benefit when We receive both proof of death and appropriate instructions for payment.  The death benefit is reduced by the amount of any surrenders, see “The Accumulation Phase: Death Benefits Before Commencement of Annuity Payments” for

details. You may surrender a portion or all of the Accumulation Value during the Accumulation Phase.
WHO WE ARE AND HOW TO CONTACT US
FLIAC
Foresters Life Insurance and Annuity Company, with its home office at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. (“FFS”), the distributor of the Contracts; Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Foresters Investor Services, Inc. (“FIS”), the transfer agent for the Life Series Funds.
On April 9, 2019, The Independent Order of Foresters, the ultimate parent company of FLIAC, FIMCO, FFS and FIS, announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. asset management businesses.
First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “FIMCO Transaction”).  The FIMCO Transaction is not expected to result in any material changes to the Funds’ investment objectives or principal investment strategies.  However, upon the completion of the FIMCO Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”).  The FIMCO Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.
Second, FFS and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of FIMCO, FFS and FIS, have entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business (the “FFS Transaction”).  The FFS Transaction is expected to be completed in the second calendar quarter of 2019.
FLIAC will continue to administer and provide all contractual benefits of Your Contract.  The terms, benefits and features of Your Contract will not change as a result of the FIMCO Transaction or the FFS Transaction.
For information or service concerning a Contract, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call Us at 1 800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax Us at 1 732-855-5935.
You should send any Purchase Payments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Contract, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account C
First Investors Life Variable Annuity Fund C was established on December 21, 1989 under New York Insurance Law. Separate Account C is registered with the SEC as a unit investment trust under the 1940 Act.
We segregate the assets of Separate Account C from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to Separate Account C. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account C. We credit to, or charge against, the Subaccounts of Separate Account C realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations.
Each Subaccount invests its assets in a corresponding Fund of the Life Series Funds at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The Fixed Account
The Fixed Account is not part of Separate Account C. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account C or in any other legally segregated separate accounts We own. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets You choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.00% for contracts issued since 2013). This rate is subject to redetermination annually as described below.
On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%. In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.
We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate (“excess interest”). If We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.
You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the annual minimum guaranteed or declared rates of return.
Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.
The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act.
The Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of twelve (12) separate Funds, all of which are available to Contractowners.  Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity contract issued by FLIAC or by other insurance companies.  Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us.  Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The Life Series Funds are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. Our affiliate, FIMCO is the investment adviser of the Life Series Funds and receives investment management fees for its services. FIMCO pays a portion of its investment management fees to subadvisers who manage the Life Series Funds. Because We are affiliated with FIMCO, We may indirectly benefit from any investment management fee FIMCO retains. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150, Dallas, TX 75201, to serve as subadviser of the Select Growth Fund; Vontobel Asset Management, Inc., 1540 Broadway, New York, New York 10036 to serve as subadviser of the International Fund; Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 to serve as subadviser for the Fund For Income and to a portion of the Investment Grade, Limited Duration Bond and Total Return Funds; and Ziegler Capital Management, LLC, 170 West Madison Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Covered Call Strategy Fund.  See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

The following table includes the investment objective for each available Fund. There is no guarantee that any of the Funds will achieve its stated objective(s). There is a Subaccount with the same name as its corresponding underlying Fund. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocations carefully.  The investment objective, principal investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing. You may obtain a Life Series Funds prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a Life Series Funds prospectus through Our website at www.foresters.com.

Fund	Investment Objective
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

THE CONTRACT IN DETAIL
APPLICATION AND PURCHASE PAYMENTS
We will process Your application on the day We receive it at Our Administrative Office in Good Order. If Your application is incomplete or incorrect, We have five business days to complete it and process the transaction. Otherwise, We will return the Purchase Payment to You at the end of the five-day period. However, We can try to reach You to explain the reasons for the delay in crediting the money and get Your consent to keep the money until the problem is solved.
Your initial Purchase Payment must be at least $5,000. You may make additional Purchase Payments of at least $200 each at any time after Contract issuance. We will generally not accept for a purchase of a First Choice Variable Contract the proceeds from a surrender of one of Our other variable annuities. We do not limit the maximum amount of Purchase Payments under a Contract. However, initial Purchase Payments of $500,000 or more, and subsequent Purchase Payments of $250,000 or more, will be subject to additional review by FLIAC. We reserve the right to reject such payments.
Your Purchase Payments allocated to the Subaccounts buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of Your Purchase Payments at Our Administrative Office in Good Order.  We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Valuation Date in Good Order, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment after the end of the Valuation Date, We will process the Purchase Payment based upon the next Valuation Date’s values.
ALLOCATION OF PURCHASE PAYMENTS
When You purchase a Contract You select the percentage allocation of Your Purchase Payment to the Subaccounts and the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;
2.	Allocation percentages must add to 100%; and
3.	The allocation percentage for the Fixed Account may not exceed 50%.
On the Effective Date of Your Contract, the portion of the initial Purchase Payment You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for 20 days. On the 21st day, the Subaccount Accumulation Value in the Government Cash Management Subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the Effective Date. If that day is not a business day, then the reallocation will occur as of the end of the next business day. The portion of the initial Purchase Payment You designated for the Fixed Account will be allocated to the Fixed Account upon issuance of the Contract.
A change in the allocation percentages for future additional Purchase Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option” for additional information.

REALLOCATIONS AMONG SUBACCOUNTS
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a transfer of Accumulation Value by written notice, telephone, participation in Our Systematic Transfer Option, or participation in Our Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.  As described in the Life Series Funds prospectus, the Board of Trustees of the Life Series Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds, other than the Government Cash Management Fund, and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy. We also reserve the right to limit or conditionally transfer privileges in any manner that We believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of “market timing” or overly frequent transactions; or (2) conform Separate Account C’s policies and practices in this regard to those of a Fund in one or more respects. Without limitation, We reserve the right to impose on You any charge that Your transfer causes a Fund to assess against Us or Separate Account C.
In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and  stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.  In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE ACCUMULATION PHASE
Determining Your Accumulation Value
The Accumulation Value You have in Your Contract varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value that You have allocated to the Fixed Account.
Fixed Account Accumulation Value
On the Contract’s Effective Date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment You allocate to the Fixed Account.  The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:
1.	any additional Purchase Payments allocated to the Fixed Account;
2.	any transfers into the Fixed Account; and
3.	interest accrued on the Fixed Account Accumulation Value.
less the sum of the values of the following transactions that have occurred since the previous day:
1.	any transfers out of the Fixed Account;
2.	any partial surrenders allocated to the Fixed Account; and
3.	if due subsequent to the previous day, the portion of the annual Contract charge for the current Contract Year allocated to the Fixed Account.
Subaccount Accumulation Value
The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount’s Accumulation Unit value.  Amounts You allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount. We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of Accumulation Units are referred to as “Contract Transactions.” The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time. The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount’s Accumulation Units on the date of the Contract Transaction.
Accumulation Unit values are determined as of the end of each Valuation Date. The Accumulation Unit values that apply to a Contract Transaction made on a Valuation Date are the unit values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Valuation Date, it is processed based on the value of Accumulation Units as of the end of the next Valuation Date.  The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date. The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where
(a)
is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes deducted by Us;

(b)	is the net asset value per share of the Fund on the previous Valuation Date; and
(c)	is the total of the daily mortality and expense risk charges since the previous Valuation Date.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing Us with written notice of Your request, or by calling 1(800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greatest of:
1.	25% of the Fixed Account Accumulation Value;
2.	the amount of the most recent transfer out of the Fixed Account during the prior 15 months; or
3.	$1,000.
Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the Maximum Fixed Account Allocation Percentage specified in the Contract schedule.  Transfer requests that do not comply with these limitations will be rejected.
A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option.  Requests for transfers are processed as of the Valuation Date We receive them in Good Order. We may defer transfers from the Fixed Account for up to six months. If We do so, We will notify You when the transfer will be made, the reason for the delay, and the value of the transfer on the date We received Your request.
Telephone Transfer Option
You may make transfers of Accumulation Value as described above by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call.  We may also require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option
You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the “originating accounts(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account.
The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted.  Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a)      is equal to:
1.	the allocation percentage You have specified for the Subaccount; divided by
2.	the sum of the allocation percentages for all such Subaccounts; and
(b)      is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change.  The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value.  Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.
Death Benefits Before Commencement of Annuity Payments
If You die before the Maturity Date, We pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the Contract will terminate, (b) by applying it to one of the annuity options, or (c) as We otherwise permit.
Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date We receive Due Proof of Death.  We calculate the proportional reduction in Your total Purchase Payments in two steps. First, We calculate the percentage that any surrender represents of Your Accumulation Value. Then We reduce Your Accumulation Value and Purchase Payments by that percentage.
Upon the death of the Contractowner who is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant. We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following Our receipt at Our Administrative Office of Due Proof of Death in Good Order. The decision on how We pay the death benefit is at the Contractowner’s election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.
The following example demonstrates how the death benefit, payable on the death of the Contractowner who is also the Annuitant, is determined for a Contract in the Accumulation Phase. This example assumes that a partial surrender is taken during the tenth Contract year but does not account for any tax consequences.

		Death Benefit
Effective Date	Your Initial Purchase Payment and Death Benefit is	$100,000
End of First Contract Year	Assume Your Accumulation Value grows to: Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($104,340) and is equal to:	$104,340 $104,340
Seventh Contract Anniversary	Assume Your Accumulation Value grows to: Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($132,023) and is equal to:	$132,023 $132,023
End of Tenth Contract Year

Assume Your Accumulation Value declines to:

You then decide to partially surrender:
The proportion Your partial surrender represents of the
Accumulation Value, which is the partial surrender amount ($25,000)
Divided by the Accumulation Value ($71,643) which is:
Your Accumulation Value and Purchase Payment(s) are both
reduced by 34.90%

Thus, after the surrender:
      Your Accumulation Value is:
      Your Purchase Payment is:
      Your Death Benefit is equal to the greater of these amounts:
$71,643 $25,000 34.90% $46,643 $65,100 $65,100
End of Eleventh Contract Year	Assume Your Accumulation Value declines to: Your Death Benefit is equal to the greater of Your Purchase Payment ($65,100) or Your Accumulation Value ($51,483):	$51,483 $65,100

Special Requirements for Payment of Death Benefit
If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code.
Generally, if the Contractowner dies before the Maturity Date, the death benefit may be taken immediately, after which the Contract will terminate, or the Beneficiary may become the Contractowner and the Contract will continue, subject to the following conditions:
If the Beneficiary elects to continue the Contract and is not the deceased Contractowner’s spouse, he or she may not make additional Purchase Payments, and the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.
If the Beneficiary is the deceased Contractowner’s spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.
If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the Contractowner’s death. This is necessary to receive federal tax treatment of annuity payments rather than the federal death benefit being treated for tax purposes as a lump sum distribution in the year of the death.
Partial and Full Surrenders During the Accumulation Phase
You may make a partial or full surrender of Your Contract at any time during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge.  Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office. Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units.
We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except that We may defer payment of amounts surrendered for any period during which:
■            the NYSE is closed for trading or trading is restricted on the NYSE;
■            an emergency exists as a result of which disposal of securities held in Separate Account C is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account C’s net assets; or
■            the SEC by order permits Us to defer payments for the protection of Contractowners.
In addition, We may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account. If We postpone the payment of any full or partial surrender for more than ten days, We will pay You interest on the amounts surrendered, as specified in the Contract. In the case of a partial surrender, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE ANNUITY INCOME PERIOD
The Maturity Date
Annuity payments begin on the Maturity Date You select when You buy the Contract. You may advance or defer the Maturity Date by notifying Us in writing at least 30 days before the previously specified Maturity Date. However, the Maturity Date may not be within the first Contract Year or after the date on which the Annuitant attains age 90. If no Maturity Date is chosen, We will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.
The Amounts of Your Annuity Payments
Seven days before the Maturity Date (the “Initial Determination Date”), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the “Net Accumulation Value.” Depending on Your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below. You can make or change this election in writing to Us at Our Administrative Office at any time prior to the Initial Determination Date.  In the absence of Your election, We will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.
After the Maturity Date, We allow no surrenders or changes among annuity payment options; in the case of a variable basis payment option, however, You retain the right to change Your Subaccount allocations subject to the limits described below under “THE CONTRACT IN DETAIL: THE ANNUITY INCOME PERIOD – Transfer of Annuity Value.”  If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.
The material factors that determine the level of Your annuity benefits are:
■	Your Accumulation Value as of the initial determination date;
■	the annuity payment option You select;
■	the frequency and duration of annuity payments;
■	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and
■	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select and the Assumed Investment Return (“AIR”) that You select.
Variable Annuity Payments
Variable Annuity Payments vary as to dollar amount through the annuity income period based on the investment results of the Subaccounts You select and the AIR that You choose. The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation.  The first Variable Annuity Payment is based on the AIR. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the AIR. As a result, if the actual net investment return rate of the Subaccounts equals the AIR, the Variable Annuity Payments will be level. If the actual net investment return rate of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than the AIR, subsequent Variable Annuity Payments will be lower.
Once an AIR is chosen, it cannot be changed. If no AIR is chosen, 3% will be used as the AIR. In general, if You select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the

Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent.  On the Initial Determination Date, We apply the portion of the Net Accumulation Value You have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Variable Annuity Payment.  Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units We credit to each of the Subaccounts You have selected, as described below.
We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated to each Subaccount by that Subaccount’s Annuity Unit value on the Initial Determination Date. Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount. The resulting payment may be less than or greater than the preceding Variable Annuity Payment.
Annuity Unit Value
The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value”) for the current Valuation Period and then dividing the result by the “assumed net investment factor” for the current Valuation Period.  The “assumed net investment factor” is equal to one plus the AIR calculated for the number of days in the current Valuation Period.
Transfer of Annuity Value
Twice each year, after a Variable Annuity Payment option has commenced, You may transfer all or a portion of the value in a Subaccount to any other Subaccount (“the receiving Subaccount”), which We will use to purchase Annuity Units in the receiving Subaccount. The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount. Your request for transfer may be in writing, received in Our offices in Good Order or by telephone.  We will not accept a request for transfer of annuity value by facsimile or email.  We must receive Your request at least 15 days before the due date of the annuity payment to which the transfer will apply.
Fixed Annuity Payments
Fixed Annuity Payments are a constant dollar amount throughout the annuity income period. On the Initial Determination Date, the portion of the Net Accumulation Value You have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Fixed Annuity Payment.
Annuity Payment Options
The Contract provides for the annuity options described below. The Annuity Payment Options available on a variable basis are Options 1, 2a and 3. All Annuity Payment Options shown are available on a fixed basis. Payments can be received on a monthly, quarterly, semi-annual or annual basis.

Option 1–Single Life Annuity.  (Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant’s lifetime, ceasing with the last payment due before the Annuitant’s death.  If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.
Option 2a–Joint and Survivor Life Annuity.  (Available on either a variable or a fixed basis or both).  An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.
Option 2b–Joint and Two-Thirds to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Option 2c–Joint and One-Half to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.
Option 3–Life Annuity with Payments Guaranteed for 10 or 20 Years.  (Available on either a variable or a fixed basis or both).  An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will continue to pay the Beneficiary’s estate the remaining guaranteed payments.
Option 4–Refund Life Annuity.  (Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will  continue to the Beneficiary until the total of all payments made equal such Accumulation Value.
Death after Commencement of Annuity Payments
If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.
Death of Contractowner
If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract. The remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving

Contractowner, if any, or to the Beneficiary.
Death of Annuitant
If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant. If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract. If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract.  Any remaining annuity payments will be paid to the Beneficiary.
YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel Your Contract (a) within ten days from the date Your Contract is delivered to You (or thirty days if a replacement Contract) or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. (We will pay You at least an amount equal to the sum of the Purchase Payments plus any premium taxes that You were charged, subject to state law.)

FINANCIAL INFORMATION
CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account C for each day since the last Valuation Date. Finally, We multiply the previous unit value by this result.
CONTRACT EXPENSES
Surrender Charges
We assess a surrender charge when You surrender the Contract, in full or in part, except as described below.  The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases each year as shown in the following table:

Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
Less than 1	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

The length of time from when We receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. You will not be charged a surrender charge on partial surrenders during any Contract year up to the annual Free Surrender amount (discussed below) of 10% of purchase payments.  You will be subject to a surrender charge on any excess over this amount at the applicable surrender charge percentage in the table.  In calculating such a surrender charge, we will assume that the excess amount which you are withdrawing is coming first from Purchase Payments (which are subject to the applicable surrender charge) and then from any Accumulation Value other than Purchase Payments (which is not subject to any surrender charge).  If you have made Purchase Payments at different times, your Purchase Payments will be treated as being withdrawn in the order that we have received them (i.e., first-in, first-out).
Each Contract Year, You may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year (“Free Surrenders”).  This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, We do not impose a surrender charge if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.

Mortality and Expense Risk Charge
We impose a mortality and expense risk charge. The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion only that the Annuitant is also the Payee) regardless of (a) how long that person lives and (b) how long all annuitants as a group live.  We also assume a risk associated with the guaranteed death benefit that We would pay in the event of death of the Annuitant during the Accumulation Phase. In addition, We assume the risk that the annual Contract charge (discussed below) may not be adequate to cover Our administrative expenses.  In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts.
We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us  for any business purpose, including the payment of expenses of distributing the Contract.
OTHER CHARGES
Annual Contract Charge
We currently deduct a $35.00 annual Contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. These deductions are made during the Accumulation Phase only.  The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. We will not assess this charge in any state that does not permit it.
Premium Tax Charge
Some states and municipalities assess premium taxes at the time You make Purchase Payments, surrender, or begin receiving annuity payments.
We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.
Fund Expenses
The Funds also take deductions from, and pay expenses out of, their own assets.  Further information about these charges is available in the attached prospectus for the Life Series Funds.
FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes herein except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.
Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan or a traditional or Roth IRA. The following discussion does not apply to a Contract that has been purchased as part of  a qualified retirement plan or IRA (a “qualified Contract”). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits with respect to a qualified Contract will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.  Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a “non-qualified Contract”) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment for a qualified retirement plan or IRA.
When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However,  a Contract owned by a non-natural person as an agent for an individual will be treated as an annuity for those purposes.  This summary assumes that the Contractowner is a natural person who is a U.S. citizen or U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.
Purchase Payments
Your Purchase Payments are not deductible from Your gross income for federal income tax purposes.
Increases in Accumulation Value
Generally, You pay no federal income tax on increases in Your Contract’s Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.
Annuity Payments
Once annuity payments begin, You generally will be taxed for federal income tax purposes only on the net investment income and gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion ~~wi~~ll be a nontaxable recovery of Your Investment in the Contract. Generally, Your Investment in the Contract equals the Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
For Fixed Annuity Payments, the tax-free portion of each payment is determined by:
■            dividing Your Investment in the Contract by the total amount You expect to receive out of the Contract, and
■            multiplying the result by the amount of the payment.
For Variable Annuity Payments, the tax-free portion of each payment is (a) Your Investment in the Contract divided by (b) the number of expected payments.
The remaining portion of each payment, and all of the payments You receive after You recover Your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered Investment in the Contract.
Surrenders
Before annuity payments begin, surrenders are taxed for federal income tax purposes as follows:
■            a partial or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulation Value exceeds the Investment in the Contract (that is, on an “income first” basis in which distributions generally are taxed as earnings first, followed by a return of the cost basis); and

■            a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59½ subject to certain exceptions.
The 10% federal tax penalty is generally not imposed on surrenders that are:
■            made on or after the death of a Contractowner;
■            attributable to the taxpayer’s becoming disabled; or
■            made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her designated beneficiary.  If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to Your systematic payments before You reach age 59 ½  or within five years (after You reach that age) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.
If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss.  For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.
Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the recipient’s income as follows:
■            if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;
■            if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.
The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s Investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the amount of the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special income tax deduction for a portion of the federal estate tax attributable to the death benefit.
Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for federal  income and gift taxes, not explained in this prospectus. Please consult Your tax adviser regarding these consequences.
Tax Withholding and Reporting
The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”
For periodic payments (e.g., annuity payments), We withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non‑periodic payments (e.g., distributions such as partial surrenders), We generally withhold 10% of the taxable portion of each payment.
You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us and for each subsequent year until You amend or revoke it. For non-periodic payments, an election is effective when You file it with Us~~,~~ but only for the payment to which it is applicable. We have to notify Your recipients of Your right to elect not to have taxes withheld. The Internal Revenue Code generally requires Us to report all payments to the IRS.
Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account C. Based upon this expectation, no charge is currently assessed against Separate Account C for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account C. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account C in several states. At present, these taxes are not significant and We currently do not impose any charge for such taxes against Separate Account C. We may, however, assess Separate Account C for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account C in the future, they could reduce the net investment performances of the Subaccounts.
In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount in which You invested failed to satisfy these requirements, You would be currently taxed on the net earnings and gains of the Subaccount unless Your Contract was held in a qualified retirement plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.
Each of the Life Series Funds that is available under the Contract sells its shares not only to Separate Account C but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Contractowner’s control of the investments of Separate Account C could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account C for federal tax purposes, which would result in the current taxation to the Contractowner of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION
VOTING RIGHTS
Because the Life Series Funds is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly at any Fund shareholders meeting as follows:
■            shares attributable to Contractowners for which We received instructions would be voted in accordance with the instructions;
■            shares attributable to Contractowners for which We did not receive instructions would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■            shares not attributable to Contractowners would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Contractowners in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:
■            in the Accumulation Phase, We divide the Subaccount’s Accumulation Value by the net asset value of one Fund share, and
■            in the annuity income period, We divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.
We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Life Series Funds.  We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.  The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.
PROCESSING TRANSACTIONS
Generally, Your transaction requests will be processed as of the Valuation Date on which We receive them, if We receive them in Good Order before the closing of business (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Valuation Date. To meet Our requirements for processing transactions, We may require that You use Our forms.
RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account C or the Funds if We believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.
For example, We may:
■            operate Separate Account C in any form permitted by law;
■            add, delete, combine, or modify Subaccounts of Separate Account C;
■            add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;
■            amend or obtain and continue any exemptions under the Contract if required to comply with federal tax law requirements, the Internal Revenue Code or any other applicable federal or state law; or
■            make any necessary technical changes in the Contract in order to conform with any of the above actions.
STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. You should refer to Your Contract for terms that are specific to Your characteristics. We have the right to change the Contract to meet applicable state laws or regulations.

We offer the Contract in most states. Check with Your registered representative for availability in Your state. The Contract is offered continuously. Although We do not anticipate discontinuing the offer of the Contract, We reserve the right to do so at any time.
DISTRIBUTION OF THE CONTRACT
The Contract is distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority (“FINRA”). FFS’s executive offices are located at 40 Wall Street, New York, NY 10005.
The Contract is offered to the public through registered representatives of FFS and through other broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  These Selling Firms may be affiliated with Us.  We pay FFS a commission of 5.868% of the Purchase Payments made under the Contract.  FFS pays commissions to the Selling Firms for their sales of the Contract according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy. We reserve the right to sell the Contracts directly or to enter into selling agreements with other qualified affiliated or unaffiliated registered broker-dealers.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the FINRA rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
REPORTS
Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA.  At least twice each year, We will send a report to You that contains financial information about the Funds as required by applicable law.  In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.
If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The Financial Statements of FLIAC and for Separate Account C are in the SAI.

SEC file numbers: Separate Account C: 033-33419/811-06130

To: Foresters Life Insurance and Annuity Company Raritan Plaza 1 Edison, New Jersey 08837

Request for Statement of Additional Information

I would like to receive a current copy of the following: (check all appropriate boxes below)

☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C).

☐ The Statement of Additional Information for First Investors Life Series Funds.

From:
(name)

Contract number:
Address:

Phone number:

☐ Check if this is a change of address.

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FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OFFERED BY

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information dated May 1, 2019

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the variable annuity contracts funded by First Investors Life Variable Annuity Fund C (“Separate Account C” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, or by telephoning (800) 832-7783 or by visiting our website at www.foresters.com.  Separate Account C currently funds two variable annuity contracts: an individual variable annuity contract called the “Tax Tamer I” with prospectus dated May 1, 2019 and an individual variable annuity contract called the “First Choice” with prospectus dated May 1, 2019.

Unless otherwise noted, the terms in this SAI have the same meaning as in the prospectuses.

GENERAL DESCRIPTION

Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. (“FFS” or “Underwriter”) and Foresters Investor Services, Inc. (“FIS”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, the Adviser and FLIAC. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of FLIAC.

Name	FLIAC Office	Principal Occupation for Last Five Years
Matt Berman	President
Matt was appointed President of FLIAC in 2019. Prior to his appointment, Matt has been the Chief Distribution Officer for Foresters life and annuity sales across the United States and Canada since May 2018.

Sonia A. Baxendale	Director
Senior Executive Vice-President, CIBC Wealth Management, Executive Vice-President, Asset Management, Card Products and Collections, and Executive Vice-President of Global Private Banking and Investment Management Services 1992-2011. Board of Director of CI Financial and Laurentian Bank; Co-Interim President and CEO of FFHC 2017 through 2018.  Independent Director of FFH C and FLIAC effective 2018. Chair of the Human Capital and Governance Committee, Independent Order of Foresters.

James R. Boyle	Director	James (Jim) Boyle was appointed CEO of the Independent Order of Foresters since 2018; Director and formerly President of FLIAC since 2018. President and CEO of John Hancock 2008 - 2012
Carol Lerner Brown	Secretary	Assistant Secretary FFS since 1989; Secretary FLIAC and FIMCO since 1989; Assistant Secretary FFHC since 2011; Secretary FIS since 1989; and Secretary Foresters Advisory Services, LLC since 2012.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer, Foresters Asset Management, Inc. since 2016. Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.

Jason Helbraun	Assistant Vice	Assistant Vice President FLIAC since 2006.

2

President
Mehul N. Kapadia	Chief Information Officer
Chief Information Officer since 2016, Vice President, IT Business Transformation through 2016. Vice President – Systems & Operations, Individual Life Liberty Mutual Insurance, Dover, NH.  2013 – 2015; Business Program Manager – Life Works, Individual Life 2011– 2013.

Martha E. Marcon	Director	Director FLIAC and FFHC since 2011; Director Independent Order of Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
J. Steven McDonald	International Finance Officer
Vice President and International Financial Officer, The Independent Order of Foresters  1997 - present; Assistant Treasurer, The Independent Order of Foresters, 1995 - 1997; Senior Audit Manager at KPMG 1985-1995.

E. Blake Moore, Jr.	Director
President and Director FIMCO since 2018; President and Director FFHC since 2018; Director FLIAC since 2018; Director FFS since 2018; Chairman and President FFS since 2018; Director FIS since 2018, Chairman since 2018; Board Manager of FAS since 2018, President since 2018. UBS Asset Management, New York, NY 2015-2017; MD, Head of Americas (through 2016) Mackenzie Investments, Toronto, ON, Canada 2011-2014.

Jeremy W. Ragsdale	Vice President, Product Development and Pricing	Vice President, Product Development and Pricing of FLIAC as of 2017.
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Sonal Vyas	Assistant Vice President, US Statutory Reporting	2018 – Present Assistant Vice President US Statutory Reporting. The Independent Order of Foresters 2017-2014 Assistant Vice President Wealth and Asset Management Transformation– Manulife Financial.
Greg Walter	Senior Vice President, Insurance Operations
Senior Vice President, Insurance Operations of FLIAC since 2019; Senior Vice President, Foresters Investor Services, Inc. (FIS), Transfer Agency Operations since 2013. Consultant to FIS (2012).  Prior to joining Foresters, Mr. Walter spent twenty-five years with AllianceBernstein L.P. as Senior Vice President, Head of Non-U.S. Transfer Agent Operations and preceded by

3

Vice President, Director of U.S. Transfer Agency Operations.
Wendy Watson	Director
Director FLIAC since 2019; Director EMPath - Economical Mobility Pathways since 2018; Director MD Private Trust since 2014; Director Community Service Committee Children’s Hospital Boston since 2011; Director Citizens Financial Group since 2010.

René Zanin	Director
Global Chief Legal Officer, Chief Compliance Officer and Corporate Secretary (2018) of the Independent Order of Foresters 2015 to present; served as General Counsel for Toshiba of Canada Limited 2008 – 2014.

On April 9, 2019, Foresters announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. asset management businesses.

First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “FIMCO Transaction”). The FIMCO Transaction is not expected to result in any material changes to the Funds’ investment objectives or principal investment strategies. However, upon the completion of the FIMCO Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”). The FIMCO Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.

Second, FFS and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of FIMCO, FFS and FIS, have entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business (the “FFS Transaction”). The FFS Transaction is expected to be completed in the second calendar quarter of 2019.

FLIAC will continue to administer and provide all contractual benefits of your Contract. The terms, benefits and features of your Contract will not change as a result of the FIMCO Transaction or the FFS Transaction.

Separate Account Assets.  Separate Account C was established on December 21, 1989 under the provisions of the New York Insurance Law.  Separate Account C’s assets are segregated from the assets of FLIAC, and that portion of Separate Account C’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of FLIAC.  Separate Account C is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.
4

SERVICES

Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account C. FLIAC maintains the records and accounts of Separate Account C.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account C and FLIAC.

Underwriter.  FLIAC and Separate Account C have entered into an Underwriting Agreement with FFS.  FFS, an affiliate of FLIAC and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005.  For the fiscal years ended December 31, 2016, 2017 and 2018 FFS received underwriting commissions with respect to Separate Account C of $1,115,094, $1,230,809 and $1,822,414 respectively, in connection with the distribution of Separate Account C contracts in a continuous offering.

FLIAC anticipates continuing to offer new First Choice contracts, but reserves the right to discontinue this offering.  New Tax Tamer I contracts are not currently being offered for sale.  Existing Tax Tamer I Contractowners may, however, continue to make additional premium payments to their existing contracts.

The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or by other broker‑dealers who have selling agreements with the Underwriter. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

VALUATION

Value of an Accumulation Unit.  For each Subaccount of Separate Account C, the value of an Accumulation Unit initially was set arbitrarily at $10.00.  The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value.  The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex‑dividend” date occurs during the current Valuation Period,

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

5

(c)
is a factor representing the charges deducted for mortality and expense risks.  For Separate Account C, such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account.  The First Choice Contract also allows Contractowners to allocate value to the Fixed Account.  The Accumulation Value in a First Choice Contract thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value.  The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Contract’s prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit.  For each Subaccount of Separate Account C, the value of an Annuity Unit initially was set arbitrarily at $10.00.  The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum (or 3.0% or a different rate chosen by a Contractowner for First Choice Contracts), which is assumed in the Annuity Tables contained in the Contracts.  (For an illustration of this calculation, see Appendix III, Example A.)

Amount of Annuity Payments.  When annuity payments are to commence, the Accumulated Value (or the Accumulation Value for First Choice Contracts) to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Business Day (or the Valuation Date for First Choice Contracts) on or immediately preceding the seventh day before the Annuity Commencement Date (or the Maturity Date for First Choice Contracts) by the number of Accumulation Units owned.  This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  At that time any applicable Premium taxes not previously deducted may be deducted from the Accumulated Value to determine the net Accumulated Value.  For First Choice Contracts, the net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value.  The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment.  The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied.  These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date.  The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900, except for First Choice Contracts. For First Choice Contracts the Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

6

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount.  This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  This number of Annuity Units remains fixed for all variable annuity payments.  The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the due date of the payment.  The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month.  (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% (or 2.5% for the First Choice Contract) per year built into the Annuity Tables in the Contract.

OTHER INFORMATION

Time of Payments.  All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, FLIAC  reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

In addition, for the First Choice Contract, FLIAC may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners.  FLIAC will mail to each Contractowner, at the last known address of record at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values.  In addition, latest available reports of the Life Series Funds will be mailed to each Contractowner.

Assignment.  Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due.  To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary.  The Contracts may be assigned.  No assignment of a Contract shall be binding on FLIAC unless such assignment is in writing and is filed with FLIAC at its home office.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of each Separate Account’s Subaccounts.  The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC’s ability to
7

meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.
8

APPENDICES

APPENDIX I

EXAMPLE A
Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account C

Net Investment Factor =	A + B	– D
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
	Assume	=	$8.51000000

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
	Assume	=	0

C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume	=	$8.39000000

D =	The daily deduction for mortality and expense risks, which totals 1.0% on an annual basis.
	On a daily basis	=	.00002740

Then, the Net Investment Factor =	8.51000000 + 0	– .00002740	=	1.01427534
8.39000000

EXAMPLE B
Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account C

Accumulation Unit Value = A x B

Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation Period.
	Assume	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534		=	1.48417653

9

APPENDIX II

EXAMPLE A
Formula and Illustration for Determining
Death Benefit Payable Under
Annuity Option 4-Unit Refund Life Annuity
For Separate Account C (Tax Tamer I only)

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable =	A	– (CxD), if	A	is greater than CxD
	B		B

Where:

A =	The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity.
	Assume	=	$20,000.00

B =	The Annuity Unit Value at the Annuity Commencement Date.
	Assume	=	$1.08353012

C =	The number of Annuity Units represented by each payment made.
	Assume	=	116.61488844

D =	The total number of monthly Variable Annuity Payments made prior to the Annuitant’s death.
	Assume	=	30

Then the number of Annuity Units Payable:

	$20,000.00	– (116.61488844 x 30)
	$1.08353012

=	18,458.18554633 – 3,498.44665320

=	14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

14,959.73889313 x $1.12173107 = $16,780.80

10

APPENDIX III

EXAMPLE A

Formula and Illustration for Determining
Annuity Unit Value of
Separate Account C

Annuity Unit Value = A x B x C

Where:

A =	Annuity Unit Value of the immediately preceding Valuation Period.
	Assume	=	$1.10071211

B =	Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated.
	Assume	=	1.00083530

C =	A factor to neutralize the assumed interest rate of 3½% built into the Annuity Tables used.
	Daily factor equals	=	0.99990575

Then, the Annuity Value is:

$1.10071211 x 1.00083530 x 0.99990575 = $1.10152771

EXAMPLE B

Formula and Illustration for Determining
Amount of First Monthly Variable Annuity Payment from
Separate Account C

First Monthly Variable Annuity Payment =	A	x B
$1,000

Where:

A =	The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
	Assume	=	$20,000.00

B =	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract.
	Assume	=	$6.40

Then, the first Monthly Variable Payment =	$20,000	x $6.40 = $128.00
$1,000

11

EXAMPLE C

Formula and Illustration for Determining
the Number of Annuity Units for Separate Account C
Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A
B

Where:

A =	The dollar amount of the first monthly Variable Annuity Payment.
	Assume	=	$128.00

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
	Assume	=	$1.09763000

Then, the number of Annuity Units =	$128.00	= 116.61488844
$1.09763000

EXAMPLE D

Formula and Illustration for Determining
the Amount of Second and Subsequent Monthly Variable
Annuity Payments From Separate Account C

Second Monthly Variable Annuity Payment = A x B

Where:

A =	The Number of Annuity Units represented by each monthly Variable Annuity Payment.
	Assume	=	116.61488844

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due.
	Assume	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund.  If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result.  Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

12

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C
Financial Statements
December 31, 2018
(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
 VARIABLE ANNUITY FUND C

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Foresters Life Insurance and Annuity Company and Contract Owners of First Investors Life Variable Annuity Fund C:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the First Investors Life Variable Annuity Fund C (the Separate Account) as of December 31, 2018, the related statements of operations for the year or period listed in the Appendix and changes in net assets for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations for the year or period listed in the Appendix, changes in its net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of Foresters Life Insurance and Annuity Company’s separate accounts since 2011.

New York, New York
April 22, 2019
1

Appendix
Statement of assets and liabilities as of December 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.
Government Cash Management
Fund for Income
Growth & Income
Special Situations
International
Select Growth
Investment Grade
Limited Duration High Quality Bond
Opportunity
Total Return
Covered Call Strategy
Equity Income

Statements of operations for the period from January 1, 2018 to December 14, 2018 (closure) and changes in net assets for the period from January 1, 2018 to December 14, 2018 (closure) and the year ended December 31, 2017.
Government
Balanced Income

Statements of operations for the period from January 1, 2018 to August 17, 2018 (closure) and changes in net assets for the period from January 1, 2018 to August 17, 2018 (closure) and the year ended December 31, 2017.
 Real Estate
2

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Assets and Liabilities
December 31, 2018

	Government Cash Management	Fund for Income	Growth & Income	Special Situations	International	Select Growth
Assets:
Investments at net asset value (note 3):
Number of shares	4,751,695	4,263,216	2,309,577	1,445,864	1,337,347	1,428,758
Cost	$4,751,695	$28,113,790	$78,165,723	$42,022,761	$26,274,015	$17,650,032
First Investors Life Series Fund	$4,751,695	$25,408,766	$96,632,693	$41,727,638	$29,528,612	$20,202,642

Liabilities:
Payable to Foresters Life Insurance and Annuity Company	3,816	21,528	85,100	37,056	25,346	17,466
Net assets	4,747,879	25,387,238	96,547,593	41,690,582	29,503,266	20,185,176
Net assets represented by contracts in accumulation period	$4,747,879	$25,387,238	$96,547,593	$41,690,582	$29,503,266	$20,185,176

Outstanding Units:
	318,932	486,526	1,024,507	453,764	606,091	1,168,069
Unit Value:
	$14.769	$52.176	$94.195	$91.837	$48.658	$17.285
(Continued)

3

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statement of Assets and Liabilities December 31, 2018

	Investment	Limited Duration High			Covered Call	Equity
	Grade	Quality Bond	Opportunity	Total Return	Strategy	Income
Assets:
Investments at net asset value (note 3):
Number of shares	2,301,072	1,388,909	932,448	1,186,768	816,633	1,485,655
Cost	$24,783,425	$12,974,862	$14,140,073	$14,428,304	$9,033,747	$24,727,501
First Investors Life Series Fund	$23,424,911	$12,972,412	$14,527,534	$14,834,594	$8,468,486	$30,619,355

Liabilities:
Payable to Foresters Life Insurance and Annuity Company	19,604	6,940	12,684	11,742	7,270	26,916
Net assets	23,405,307	12,965,472	14,514,850	14,822,852	8,461,216	30,592,439
Net assets represented by contracts in accumulation period	$23,405,307	$12,965,472	$14,514,850	$14,822,852	$8,461,216	$30,592,439

Outstanding Units:
	738,599	1,368,796	957,843	1,177,981	827,949	828,227
Unit Value:
	$31.677	$9.419	$15.154	$12.548	$10.250	$36.920

See accompanying notes to financial statements

4

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Operations
Year ended December 31, 2018

	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	International	Growth	Government**
Investment income:
Income:
Dividends	$49,405	$1,381,380	$1,603,151	$230,132	$251,493	$64,130	$373,907

Expenses:
Mortality and expense risks (note 5)	39,984	267,503	1,123,152	496,047	320,535	204,308	99,139
Administrative charges (note 5)	260	4,802	10,697	5,873	3,862	4,371	1,578
Total expenses	40,244	272,305	1,133,849	501,920	324,397	208,679	100,717
Net investment income (loss)	9,161	1,109,075	469,302	(271,788)	(72,904)	(144,549)	273,190

Realized gain on investments:
Realized gain distributions	—	—	5,112,995	6,407,029	1,445,179	1,320,570	—
Realized gain (loss) on investments	—	(182,324)	3,502,416	677,625	374,164	372,989	(1,138,627)
Realized gains (losses)	—	(182,324)	8,615,411	7,084,654	1,819,343	1,693,559	(1,138,627)

Change in unrealized appreciation (depreciation) on investments	—	(1,864,424)	(21,192,841)	(15,602,484)	(6,145,739)	(2,734,048)	624,984

Net increase (decrease) in net assets resulting from operations	$9,161	$(937,673)	$(12,108,128)	$(8,789,618)	$(4,399,300)	$(1,185,038)	$(240,453)
(Continued)

5

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Operations
Year ended December 31, 2018

	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate*	Total Return	Balanced Income**	Covered Call Strategy	Equity Income
Investment income:
Income:
Dividends	$942,196	$82,312	$78,461	$57,885	$212,475	$103,665	$61,709	$638,721

Expenses:
Mortality and expense risks (note 5)	244,330	37,439	154,303	19,588	133,138	23,217	71,080	346,118
Administrative charges (note 5)	4,005	657	4,587	424	3,847	363	1,500	4,758
Total expenses	248,335	38,096	158,890	20,012	136,985	23,580	72,580	350,876
Net investment income (loss)	693,861	44,216	(80,429)	37,873	75,490	80,085	(10,871)	287,845

Realized gain on investments:
Realized gain distributions	—	—	196,518	—	63,772	69,980	—	1,039,506
Realized gain (loss) on investments	(174,652)	(17,779)	194,945	83,293	100,164	(40,132)	26,913	973,033
Realized gains (losses)	(174,652)	(17,779)	391,463	83,293	163,936	29,848	26,913	2,012,539
Change in unrealized appreciation (depreciation) on investments	(1,298,658)	32,243	(3,036,972)	(68,041)	(1,414,482)	(221,950)	(984,355)	(5,481,730)
Net increase (decrease) in net assets resulting from operations	$(779,449)	$58,680	$(2,725,938)	$53,125	$(1,175,056)	$(112,017)	$(968,313)	$(3,181,346)

* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements

6

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	Government Cash Management		Fund for Income		Growth & Income		Special Situations
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$9,161	$(26,417)	$1,109,075	$1,050,483	$469,302	$595,078	$(271,788)	$(52,881)
Realized gain distributions	—	—	—	—	5,112,995	4,309,839	6,407,029	558,537
Realized gain (loss) on investments	—	—	(182,324)	(89,391)	3,502,416	3,322,001	677,625	915,289
Change in unrealized appreciation (depreciation) on investments	—	—	(1,864,424)	489,865	(21,192,841)	9,709,618	(15,602,484)	6,097,747
Net increase (decrease) in net assets resulting from operations	9,161	(26,417)	(937,673)	1,450,957	(12,108,128)	17,936,536	(8,789,618)	7,518,692

From contract transactions:
Net insurance premiums from contract owners	299,123	(606,521)	1,311,006	1,123,285	2,030,819	2,277,056	3,364,244	1,967,745
Transfers upon closing of sub-accounts	2,036,798	—	—	—	—	—	—	—
Transfers between sub-accounts	456,932	250,767	(423,169)	606,831	(1,928,517)	(2,566,079)	122,667	(1,118,348)
Transfers for contract benefits and terminations	(1,220,189)	(427,323)	(1,598,899)	(1,639,575)	(9,984,838)	(9,338,595)	(3,608,137)	(2,711,500)
Increase (decrease) in net assets derived from contract transactions	1,572,664	(783,077)	(711,062)	90,541	(9,882,536)	(9,627,618)	(121,226)	(1,862,103)
Net increase (decrease) in net assets	1,581,825	(809,494)	(1,648,735)	1,541,498	(21,990,664)	8,308,918	(8,910,844)	5,656,589

Net assets:
Beginning of year	3,166,054	3,975,548	27,035,973	25,494,475	118,538,257	110,229,339	50,601,426	44,944,837
End of year	$4,747,879	$3,166,054	$25,387,238	$27,035,973	$96,547,593	$118,538,257	$41,690,582	$50,601,426

(Continued)
7

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statements of Changes in Net Assets Years ended December 31, 2018 and 2017

	International		Select Growth		Government		Investment Grade
	2018	2017	2018	2017	2018**	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(72,904)	$16,268	$(144,549)	$(84,526)	$273,190	$106,853	$693,861	$705,890
Realized gain distributions	1,445,179	—	1,320,570	1,466,282	—	—	—	—
Realized gain (loss) on investments	374,164	488,511	372,989	213,166	(1,138,627)	(74,932)	(174,652)	(32,404)
Change in unrealized appreciation (depreciation) on investments	(6,145,739)	7,287,385	(2,734,048)	2,731,027	624,984	34,640	(1,298,658)	239,787
Net increase (decrease) in net assets resulting from operations	(4,399,300)	7,792,164	(1,185,038)	4,325,949	(240,453)	66,561	(779,449)	913,273

From contract transactions:
Net insurance premiums from contract owners	2,957,851	1,311,430	3,488,618	1,380,818	328,482	167,969	1,147,363	1,042,018
Transfers upon closing of sub-accounts	—	—	—	—	(9,334,887)	—	—	—
Transfers between sub-accounts	916,087	(442,380)	230,218	(323,677)	(489,275)	25,639	(73,893)	375,269
Transfers for contract benefits and terminations	(1,937,649)	(1,601,277)	(729,062)	(483,940)	(1,175,405)	(973,698)	(2,135,582)	(1,720,981)
Increase (decrease) in net assets derived from contract transactions	1,936,289	(732,227)	2,989,774	573,201	(10,671,085)	(780,090)	(1,062,112)	(303,694)
Net increase (decrease) in net assets	(2,463,011)	7,059,937	1,804,736	4,899,150	(10,911,538)	(713,529)	(1,841,561)	609,579

Net assets:
Beginning of year	31,966,277	24,906,340	18,380,440	13,481,290	10,911,538	11,625,067	25,246,868	24,637,289
End of year	$29,503,266	$31,966,277	$20,185,176	$18,380,440	$—	$10,911,538	$23,405,307	$25,246,868

(Continued)

8

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statements of Changes in Net Assets Years ended December 31, 2018 and 2017

	Limited Duration High Quality Bond		Opportunity		Real Estate		Total Return
	2018	2017	2018	2017	2018*	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$44,216	$26,343	$(80,429)	$(56,580)	$37,873	$5,623	$75,490	$58,066
Realized gain distributions	—	—	196,518	—	—	51,657	63,772	—
Realized gain (loss) on investments	(17,779)	(11,059)	194,945	102,749	83,293	1,362	100,164	61,656
Change in unrealized appreciation (depreciation) on investments	32,243	(8,447)	(3,036,972)	2,104,676	(68,041)	(35,911)	(1,414,482)	1,089,963
Net increase (decrease) in net assets resulting from operations	58,680	6,837	(2,725,938)	2,150,845	53,125	22,731	(1,175,056)	1,209,685

From contract transactions:
Net insurance premiums from contract owners	372,541	464,607	2,579,537	2,111,287	835,706	841,135	1,346,613	1,360,434
Transfers upon closing of sub-accounts	9,334,887	—	—	—	(2,036,798)	—	2,167,241	—
Transfers between sub-accounts	175,880	182,281	345,784	306,877	(1,836,431)	205,291	13,434	442,690
Transfers for contract benefits and terminations	(253,493)	(394,255)	(700,515)	(416,611)	(238,976)	(133,849)	(668,155)	(454,232)
Increase (decrease) in net assets derived from contract transactions	9,629,815	252,633	2,224,806	2,001,553	(3,276,499)	912,577	2,859,133	1,348,892
Net increase (decrease) in net assets	9,688,495	259,470	(501,132)	4,152,398	(3,223,374)	935,308	1,684,077	2,558,577

Net assets:
Beginning of year	3,276,977	3,017,507	15,015,982	10,863,584	3,223,374	2,288,066	13,138,775	10,580,198
End of year	$12,965,472	$3,276,977	$14,514,850	$15,015,982	$—	$3,223,374	$14,822,852	$13,138,775
(Continued)

9

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statements of Changes in Net Assets Years ended December 31, 2018 and 2017

	Balanced Income		Covered Call Strategy		Equity Income
	2018**	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$80,085	$1,222	$(10,871)	$(27,735)	$287,845	$291,534
Realized gain distributions	69,980	22,796	—	—	1,039,506	758,243
Realized gain (loss) on investments	(40,132)	18,985	26,913	8,864	973,033	866,245
Change in unrealized appreciation (depreciation) on investments	(221,950)	147,323	(984,355)	375,557	(5,481,730)	2,623,894
Net increase (decrease) in net assets resulting from operations	(112,017)	190,326	(968,313)	356,686	(3,181,346)	4,539,916

From contract transactions:
Net insurance premiums from contract owners	374,444	358,956	2,780,892	1,545,542	1,526,979	1,497,696
Transfers upon closing of sub-accounts	(2,167,241)	—	—	—	—	—
Transfers between sub-accounts	(258,753)	494,598	1,700,247	1,506,938	(248,391)	(365,567)
Transfers for contract benefits and terminations	(560,355)	(298,448)	(369,069)	(151,114)	(2,994,994)	(2,605,549)
Increase (decrease) in net assets derived from contract transactions	(2,611,905)	555,106	4,112,070	2,901,366	(1,716,406)	(1,473,420)
Net increase (decrease) in net assets	(2,723,922)	745,432	3,143,757	3,258,052	(4,897,752)	3,066,496

Net assets:
Beginning of year	2,723,922	1,978,490	5,317,459	2,059,407	35,490,191	32,423,695
End of year	$—	$2,723,922	$8,461,216	$5,317,459	$30,592,439	$35,490,191
* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements

10

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018
(1)	Organization

First Investors Life Variable Annuity Fund C (Separate Account C), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC), formerly First Investors Life Insurance Company, and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account C have been used to purchase shares of First Investors Life Series Funds (the Funds), an open‑end diversified management investment company registered under the 1940 Act. The Funds are managed by Foresters Investment Management Company (FIMCO), an affiliate of FLIAC. On April 6, 2019, FLIAC’s parent entered into an agreement to sell the mutual fund management business of FIMCO and the transaction is expected to be completed during the fourth calendar quarter of 2019.
FLIAC offers two variable annuity contracts through Separate Account C, referred to as Tax Tamer I and First Choice Variable Deferred Annuity. New policies of Tax Tamer I are no longer available for sale. Policyholders may continue to make additional payments under their respective Policy.
The contract holder directs the deposits into the sub‑accounts that comprise Separate Account C and bears the investment risk if the sub‑accounts do not meet their stated investment objectives. The sub‑accounts invest in the following underlying Fund portfolios: Government Cash Management, Fund for Income, Growth & Income, Special Situations, International, Select Growth, Investment Grade, Limited Duration High Quality Bond, Opportunity, Total Return, Covered Call Strategy, and Equity Income.
The Real Estate sub-account was closed on August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. Shares of the Government and Balanced Income sub-accounts were exchanged for shares of the Limited Duration High Quality Bond and Total Return sub-accounts, respectively, with the same aggregate net asset value on the closing date.
(2)	Significant Accounting Practices

(a)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
11

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018
(b)	Fair Value Measurements

Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB).
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB.  The three levels of inputs are described below:
Level 1 –  unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account C has the ability to access.
Level 2 –  observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –  unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account C’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
In August 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements.   The guidance is effective for all entities for fiscal years beginning after December 15, 2019.  The Company will adopt the provisions of this guidance for its fiscal year beginning January 1, 2020 and management is currently evaluating the impact that ASU 2018-13 will have on its related disclosures.
(c)	Subsequent Events
Management has evaluated events subsequent to the balance sheet date through April 22, 2019, the date that the financial statements were available for issuance.
12

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018
(d)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account C are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.  Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.
(e)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex‑dividend date.  Realized gains and losses are recorded on a trade date basis.  Reinvested realized gain distributions are recorded when received.  Average cost is used as the basis of investments held and sold.  The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.
(f)	Federal Income Taxes

Separate Account C is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account C is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account C.
13

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018
(3)	Investments

At December 31, 2018, investments in Funds in which the sub-accounts of the Separate Account invest in were presented at fair value determined by management using the net asset value of the Funds. Management determined that the investments in Funds are fair valued using Level 1 inputs since there is a readily determinable market, there are no restrictions on the Funds’ redemption and sufficient transaction volume exists.  There were no transfers between the Levels in fair value hierarchy during the year ended December 31, 2018.
Investments consist of the following at December 31, 2018:
		Net asset	Fair
	Shares	value	value	Cost
First Investors Life Series Fund:
Government Cash Management	4,751,695	$1.00	$4,751,695	$4,751,695
Fund for Income	4,263,216	$5.96	$25,408,766	$28,113,790
Growth & Income	2,309,577	$41.84	$96,632,693	$78,165,723
Special Situations	1,445,864	$28.86	$41,727,638	$42,022,761
International	1,337,347	$22.08	$29,528,612	$26,274,015
Select Growth	1,428,758	$14.14	$20,202,642	$17,650,032
Investment Grade	2,301,072	$10.18	$23,424,911	$24,783,425
Limited Duration High Quality Bond	1,388,909	$9.34	$12,972,412	$12,974,862
Opportunity	932,448	$15.58	$14,527,534	$14,140,073
Total Return	1,186,768	$12.50	$14,834,594	$14,428,304
Covered Call Strategy	816,633	$10.37	$8,468,486	$9,033,747
Equity Income	1,485,655	$20.61	$30,619,355	$24,727,501
14

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018
The cost of purchases and proceeds from sale of investments for the year ended December 31, 2018 were as follows:
	Purchases	Sales
Government Cash Management	$2,842,259	$1,259,218
Fund for Income	$2,742,736	$2,345,755
Growth & Income	$8,040,483	$12,354,371
Special Situations	$9,799,702	$3,791,064
International	$5,094,601	$1,787,113
Select Growth	$5,576,402	$1,408,400
Government	$949,979	$11,357,043
Investment Grade	$2,496,188	$2,865,878
Limited Duration High Quality Bond	$10,353,333	$674,854
Opportunity	$3,330,229	$989,166
Real Estate	$499,237	$3,740,531
Total Return	$4,060,677	$1,061,401
Balanced Income	$730,511	$3,194,619
Covered Call Strategy	$4,480,798	$376,642
Equity Income	$3,239,287	$3,631,010

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2018 and 2017 were as follows:
	2018			2017
			Net increase (decrease)			Net increase (decrease)
	Units issued	Units redeemed		Units issued	Units redeemed

Government Cash
Management	1,159,685	(1,054,982)	104,703	803,790	(856,748)	(52,958)
Fund for Income	26,808	(40,299)	(13,491)	30,845	(29,085)	1,760
Growth & Income	13,252	(107,345)	(94,093)	11,293	(110,995)	(99,702)
Special Situations	30,280	(31,222)	(942)	14,609	(32,807)	(18,198)
International	64,445	(29,326)	35,119	22,435	(37,229)	(14,794)
Select Growth	225,640	(70,587)	155,053	91,375	(55,439)	35,936
Government	24,472	(464,880)	(440,408)	13,537	(45,125)	(31,588)
Investment Grade	50,154	(83,993)	(33,839)	43,984	(53,463)	(9,479)
Limited Duration High
Quality Bond	1,094,402	(69,286)	1,025,116	102,093	(75,712)	26,381
Opportunity	179,098	(51,549)	127,549	152,106	(29,386)	122,720
Real Estate	45,385	(347,691)	(302,306)	104,003	(16,787)	87,216
Total Return	292,466	(71,637)	220,829	152,273	(47,932)	104,341
Balanced Income	51,212	(293,427)	(242,215)	85,837	(34,407)	51,430
Covered Call Strategy	396,795	(31,187)	365,608	282,643	(17,250)	265,393
Equity Income	40,556	(83,616)	(43,060)	35,928	(74,938)	(39,010)
15

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018
(5)	Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FLIAC deducts an amount equal on an annual basis to 1.00% of the daily net asset value of Separate Account C. This deduction is assessed through a reduction of unit values. An additional administrative charge of $7.50 may be deducted annually by FLIAC from the Accumulated Value of Deferred Annuity Contracts, which have an Accumulated Value of less than $1,500 due to partial surrenders and would be assessed through a redemption of units. There was no deduction under this provision during 2018 and 2017.
An annual contract maintenance charge of $35 is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.
The Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (CDSC) of 0% to 8% of the value of the Accumulation Units surrendered.
16

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018

(6)	Financial Highlights

	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%) [1]	Expense ratio (%) [2]	Total return (%) [3]
Government Cash
Management:
December 31:
2018	318,932	14.769	4,748	1.22	1.00	0.23
2017	214,230	14.734	3,166	0.25	1.00	(0.74)
2016	267,188	14.844	3,976	—	1.00	(1.00)
2015	278,409	14.993	4,183	—	1.00	(1.00)
2014	279,108	15.144	4,236	—	1.00	(1.00)

Fund for Income:
December 31:
2018	486,526	52.176	25,387	5.18	1.00	(3.55)
2017	500,017	54.097	27,036	4.95	1.00	5.76
2016	498,258	51.150	25,494	5.43	1.00	10.01
2015	508,544	46.494	23,627	5.38	1.00	(2.82)
2014	507,831	47.846	24,304	5.25	1.00	(0.21)

Growth & Income:
December 31:
2018	1,024,507	94.195	96,548	1.44	1.00	(11.06)
2017	1,118,600	105.910	118,538	1.53	1.00	17.10
2016	1,218,302	90.443	110,229	1.43	1.00	8.78
2015	1,317,869	83.140	109,610	1.18	1.00	(4.09)
2014	1,407,133	86.682	122,020	1.18	1.00	6.57

Special Situations:
December 31:
2018	453,764	91.837	41,691	0.47	1.00	(17.43)
2017	454,705	111.217	50,601	0.90	1.00	17.09
2016	472,903	94.986	44,945	0.55	1.00	14.95
2015	504,826	82.635	41,736	0.63	1.00	(1.51)
2014	514,865	83.905	43,220	0.47	1.00	5.24

International:
December 31:
2018	606,091	48.658	29,503	0.79	1.00	(13.03)
2017	570,972	55.950	31,966	1.06	1.00	31.64
2016	585,767	42.502	24,906	1.25	1.00	(5.16)
2015	614,555	44.814	27,549	1.09	1.00	2.46
2014	623,702	43.736	27,283	1.10	1.00	1.37

Select Growth:
December 31:
2018	1,168,069	17.285	20,185	0.31	1.00	(4.75)
2017	1,013,017	18.147	18,380	0.48	1.00	31.48
2016	977,081	13.802	13,481	0.61	1.00	3.00
2015	943,759	13.400	12,651	0.35	1.00	2.18
2014	827,821	13.114	10,861	0.33	1.00	12.40

Government: 4
December 31:
2018	—	—	—	3.62	1.00	(2.13)
2017	440,409	24.765	10,912	1.96	1.00	0.52
2016	471,996	24.636	11,625	2.14	1.00	(0.52)
2015	486,770	24.765	12,056	2.32	1.00	(0.95)
2014	518,715	25.003	12,966	2.60	1.00	2.11
17

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018

	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%) [1]	Expense ratio (%) [2]	Total return (%) 3
Investment Grade:
December 31:
2018	738,599	31.677	23,405	3.86	1.00	(3.00)
2017	772,439	32.657	25,247	3.82	1.00	3.68
2016	781,918	31.497	24,637	4.03	1.00	3.61
2015	787,518	30.401	23,940	4.20	1.00	(1.34)
2014	810,417	30.815	24,981	4.05	1.00	4.80

Limited Duration High
Quality Bond: [4]
December 31:
2018	1,368,796	9.419	12,965	2.00	1.00	(1.21)
2017	343,681	9.535	3,277	1.80	1.00	0.25
2016	317,300	9.511	3,018	0.83	1.00	(0.36)
2015	232,255	9.546	2,217	—	1.00	(1.50)
2014	81,973	9.691	794	—	1.00	(3.09)

Opportunity:
December 31:
2018	957,843	15.154	14,515	0.51	1.00	(16.22)
2017	830,295	18.088	15,016	0.59	1.00	17.82
2016	707,575	15.353	10,864	0.41	1.00	7.18
2015	610,181	14.325	8,744	0.18	1.00	(1.80)
2014	449,804	14.587	6,561	—	1.00	4.68

Real Estate: [4]
December 31:
2018	—	—	—	1.85	1.00	0.92
2017	302,306	10.665	3,223	1.21	1.00	0.26
2016	215,090	10.638	2,288	0.50	1.00	5.51
2015	112,825	10.082	1,138	—	1.00	0.82

Total Return:
December 31:
2018	1,177,981	12.548	14,823	1.59	1.00	(8.57)
2017	957,153	13.724	13,139	1.51	1.00	10.64
2016	852,812	12.405	10,580	1.39	1.00	5.55
2015	823,730	11.752	9,679	0.89	1.00	(2.59)
2014	572,065	12.065	6,897	0.08	1.00	4.91

Balanced Income: [4]
December 31:
2018	—	—	—	4.30	1.00	(4.92)
2017	242,216	11.248	2,724	1.05	1.00	8.48
2016	190,786	10.369	1,978	—	1.00	5.65
2015	58,006	9.814	570	—	1.00	(1.86)

Covered Call Strategy: [4]
December 31:
2018	827,949	10.250	8,461	0.85	1.00	(10.88)
2017	462,342	11.502	5,317	0.25	1.00	9.96
2016	196,949	10.460	2,059	—	1.00	4.60

Equity Income:
December 31:
2018	828,227	36.920	30,592	1.86	1.00	(9.33)
2017	871,287	40.718	35,490	1.87	1.00	14.37
2016	910,297	35.603	32,424	1.95	1.00	12.15
2015	950,367	31.747	30,184	1.68	1.00	(2.01)
2014	969,259	32.399	31,411	1.64	1.00	7.18

Target Maturity 2015: [4]
December 31:
2015	—	—	—	10.64	1.00	(1.36)
2014	274,106	21.742	5,967	4.79	1.00	(0.97)
18

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2018

1.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.

2.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

4.
The Limited Duration High Quality Bond sub-account was launched on July 1, 2014.  The total return for the Limited Duration High Quality Bond sub-account for 2014 was calculated for the period July 1, 2014 to December 31, 2014.  The Real Estate and the Balanced Income sub-accounts were launched on May 1, 2015 and November 2, 2015, respectively.  The total return for the Real Estate and the Balanced Income sub-accounts for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively.  The Target Maturity 2015 sub-account was closed on December 15, 2015.  The total return for the Target Maturity 2015 sub-account for 2015 was calculated for the period January 1, 2015 to December 14, 2015.  The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016. The Real Estate sub-account was closed on August 17, 2018. The total return for the Real Estate sub-account was calculated for the period January 1, 2018 to August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. The total return for the Government and Balanced Income sub-accounts were calculated for the period January 1, 2018 to December 14, 2018.

19

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Statutory Financial Statements
December 31, 2018, 2017 and 2016
(With Independent Auditors’ Report Thereon)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:
Report on the Financial Statements
We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2018, and the related notes to statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to statutory financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2018 and 2017 or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2018.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2018 and 2017 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2018, in accordance with the statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the financial statement schedules Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
/s/ KPMG LLP

New York, New York
April 22, 2019

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2018 AND 2017

	2018	2017
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2018 - $949,747,334; 2017 - $821,721,568)	$964,479,113	$796,623,705
Cash, cash equivalents and short-term investments	55,329,534	48,890,262
Receivable for securities	-	20,195
Policy loans	105,567,441	102,543,550

Total Cash and Invested Assets	1,125,376,088	948,077,712

Deferred and uncollected premiums	5,109,817	5,084,208
Accrued investment income	14,046,195	12,554,222
Admitted deferred tax assets	2,738,000	2,734,000
Current income tax recoverable	4,064,820	1,945,490
Other assets	126,999	671,550

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	1,151,461,919	971,067,182

Separate account assets	1,316,692,839	1,492,359,315

TOTAL ADMITTED ASSETS	$2,468,154,758	$2,463,426,497

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$330,363,553	$314,094,196
Annuity reserves	757,753,320	599,025,981
Claims and other contract liabilities	16,206,705	14,758,715
Interest Maintenance Reserve	-	-
Asset Valuation Reserve	4,950,400	4,935,223
Accounts payable and accrued liabilities	3,126,258	4,469,523
Net transfers due from separate accounts	(28,758,382)	(29,658,212)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	1,083,641,854	907,625,426

Separate account liabilities	1,316,692,840	1,492,359,315

TOTAL LIABILITIES	2,400,334,694	2,399,984,741

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	58,785,722	54,407,414

TOTAL CAPITAL AND SURPLUS	67,820,064	63,441,756

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,468,154,758	$2,463,426,497

See accompanying notes to statutory financial statements.
3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2018, 2017, AND 2016

	2018	2017	2016
REVENUES
Premiums and annuity considerations	$278,009,630	$209,266,846	$217,667,362
Investment income	42,008,777	35,286,708	30,775,191
Amortization of interest maintenance reserve	(32,571)	719,667	766,483
Income from fees associated with investment management, administration & contract guarantees from separate accounts	13,648,416	12,878,224	11,377,482
Other income	182,975	185,461	195,378

TOTAL REVENUES	333,817,227	258,336,906	260,781,896

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	125,358,524	103,533,633	97,270,717
Increase in life and annuity reserves	174,996,696	131,342,050	139,103,864
Net transfers (from) to separate accounts	(15,744,129)	(27,953,950)	(22,458,372)
Commissions and expense allowances	19,799,236	17,034,349	18,335,371
Operating expenses	15,788,106	15,924,785	18,215,839

TOTAL BENEFITS AND EXPENSES	320,198,433	239,880,867	250,467,419

Net gain from operations before dividends to policyholders and federal income taxes	13,618,794	18,456,039	10,314,477
Dividends to policyholders	986,673	1,118,015	918,979

Net gain from operations before federal income taxes	12,632,121	17,338,024	9,395,498
Federal income tax	2,978,912	4,663,184	2,347,862

NET GAIN FROM OPERATIONS	9,653,209	12,674,840	7,047,636
Net realized capital gains, net of transfers to IMR and net of taxes	-	-	10

NET INCOME	$9,653,209	$12,674,840	$7,047,646

See accompanying notes to statutory financial statements.
4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2018, 2017, AND 2016

	2018	2017	2016

BALANCE AT BEGINNING OF YEAR	$63,441,756	$60,120,253	$60,317,773
Correction of an error	(2,037,410)	-	-
Net income	9,653,209	12,674,840	7,047,646
Change in Asset Valuation Reserve	(15,176)	(636,409)	(1,038,688)
Change in non-admitted assets	124,309	162,300	(2,086,204)
Change in net deferred income taxes	1,653,376	(3,779,228)	979,726
Dividends to stockholders	(5,000,000)	(5,100,000)	(5,100,000)

BALANCE AT END OF YEAR	$67,820,064	$63,441,756	$60,120,253

See accompanying notes to statutory financial statements.

5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 2018, 2017 and 2016

	2018	2017	2016

Cash flows from operating activities:
Premiums and other insurance amounts received	$281,280,384	$208,085,369	$216,448,478
Investment income received	45,633,641	39,836,865	34,957,449
Other receipts	13,831,391	13,063,685	11,572,860
Benefits and contract liabilities paid	(124,695,664)	(102,701,991)	(98,118,520)
Commissions and general expenses paid	(38,868,967)	(33,036,607)	(35,587,113)
Net transfers from separate accounts	16,643,959	21,058,109	19,487,267
Dividends paid to policyholders	(972,174)	(899,789)	(902,898)
Federal income taxes paid	(4,400,000)	(4,400,000)	(2,600,000)
Net cash provided by operating activities	188,452,570	141,005,641	145,257,523
Cash flows from investing activities:
Proceeds from maturities, repayments, and sale of investment securities	102,904,655	79,868,912	68,186,117
Purchase of investments securities	(275,997,815)	(203,552,299)	(183,984,526)
Purchase of furniture, equipment and other assets	(35,918)	-	(41,513)
Net increase in policy loans	(3,023,891)	(4,566,331)	(2,978,091)
Net cash used for investing activities	(176,152,969)	(128,249,718)	(118,818,013)
Cash flows from financing activities and miscellaneous sources:
Net deposits on deposit-type contracts	208,364	1,015,594	99,810
Dividends paid	(5,000,000)	(5,100,000)	(5,100,000)
Other cash received (applied)	(1,068,693)	(603,936)	(1,294,268)
Net cash used for financing activities	(5,860,329)	(4,688,342)	(6,294,458)

Net (decrease) increase in cash, cash equivalents and
short-term investments:	6,439,272	8,067,581	20,145,052
Cash, cash equivalents and short-term investments:
Beginning of year	48,890,262	40,822,681	20,677,629
End of year	$55,329,534	$48,890,262	$40,822,681

See accompanying notes to statutory financial statements.

6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(1)	Nature of Operations
Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940, which support the Company’s variable life and annuity business.  The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker‑Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC.  FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”), Canada.
(2)	Basis of Presentation
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual.
Certain amounts in prior year financial statements have been reclassified to conform with the current year presentation.
This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:
(a)
Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.50% – 5% and variable annuities are valued using VACARVM at 3.75% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)
certain expenditures, principally for furniture and equipment, agents’ debit balances, and deferred tax assets, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)
under GAAP, current federal income taxes are recognized for the estimated taxes payable or refundable on tax returns for the current year. Deferred federal income taxes arise from the recognition of temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities. Both current and deferred income taxes are recognized in the statement of income. In accordance with NAIC SAP statutory net deferred tax assets are credited to surplus and are limited based on an admissibility test. Under GAAP, state taxes are included in the computation of deferred income taxes, while for NAIC SAP, state taxes are not taken into consideration;

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;
(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available‑for‑sale for GAAP are recorded at amortized cost rather than estimated fair value;
(h)
The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided. There is no statement of comprehensive income prepared for statutory reporting purposes; and

(i)
The reserve for unpaid losses and loss expenses is reported net of reinsurance recoverable on losses and loss expenses and unearned premiums are reported net of ceded unearned premiums (prepaid reinsurance premiums). Under GAAP, these accounts are presented gross of the effects of reinsurance ceded in the balance sheet.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.
The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(3)	Other Significant Accounting Practices
(a)	Cash, Cash Equivalents and Short-term Investments
Cash and cash equivalents include investments with original maturities of three months or less and money market mutual funds. The carrying amounts for cash and cash equivalents approximate their fair values.  Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.
(b)	Bonds
Bonds are, other than NAIC class 6, reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.  NAIC class 6 bonds are carried at lower of cost or fair value, with the change reflected in surplus.
The fair values for bonds is based on quoted market prices, where available, or is estimated using values from independent pricing services.
(c)	Fair Value Measurements
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”).  Financial assets and liabilities carried and disclosed at fair value are classified in one of the following three categories:
•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
•
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.  These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

•
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets
Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.
Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.  In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. For structured securities, if the present value of the cash-flows expected to be collected is less than the amortized cost basis, an other-than-temporary impairment shall be considered to have occurred for the difference due to a non-interest related decline.  For structured securities, the Company analyzes discounted cash flows on a quarterly basis to determine if additional other-than-temporary impairment write downs are necessary.
The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(e)	Leasehold Improvements and Equipment
Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.
Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.
Depreciation of equipment of $96,722, $106,922, and $102,961 was included in net income for 2018, 2017 and 2016, respectively.  Depreciation of leasehold improvements of $2,247 was included in net income for 2018, 2017 and 2016.
(f)	Policy loans
Policy loans are stated at the unpaid balance due, which approximates fair value, since loans on policies have no defined maturity and reduce amounts payable at death or surrender. The excess of the unpaid balance of the policy loan that exceeds the cash surrender value is nonadmitted.
(g)	Interest Maintenance Reserve
The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR at December 31, 2018 and December 31, 2017 are an asset of $1,610,468 and $1,057,097, respectively, which is non-admitted.
(h)	Asset Valuation Reserve
The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses.  Investments are assigned a NAIC rating which is used in the AVR computation.
(i)	Recognition of Revenue and Related Expenses
Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(j)	Annuities
Annuity considerations are recognized as revenue when received. The carrying value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.
(k)	Policyholder Dividends
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.
(l)	Business Risks and Uncertainties
The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.
Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 33% and 34% in 2018 and 2017, respectively, of the Company’s total premiums and annuity considerations received.  The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.
(m)	Separate Accounts
Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(n)	Income Taxes
The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.
The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in the period.  A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized.  The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.
Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits.  The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date.  If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements.  Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.
(o)	Correction of Errors
The Company records corrections of errors, net of tax, as an adjustment to capital and surplus in the period the errors are detected in accordance with Statements of Statutory Accounting Practices (SSAP) No. 3.  The corrections are included in the statements of changes in capital and surplus.
During 2018, Management identified errors in the Company’s commission reporting system, whereby advanced commissions continued to accumulate but advances were not subsequently recorded as a commission expense when the

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

premiums were collected.  The amount of the correction that related to periods prior to 2018 was $2,037,410, net of income taxes of $542,485.
(4)	Investments
Investment income for the years indicated consists of the following:
	2018	2017	2016
Interest on fixed maturities	$35,868,158	$30,309,245	$26,008,677
Interest on short term investments	527,871	345,234	47,676
Interest on policy loans	6,299,686	6,099,103	5,857,123
Total investment income	42,695,715	36,753,582	31,913,476
Investment expense	686,938	1,466,874	1,138,285
Net investment income	$42,008,777	$35,286,708	$30,775,191

No accrued investment income was excluded as non-admitted.

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2018, and 2017 are as follows:
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$409,955	$13,277	$42,460,157
Debt securities issued by
states of the U.S.	254,691,974	5,179,279	2,380,430	257,490,823
Corporate debt securities	667,723,660	2,827,460	20,754,766	649,796,354
	$964,479,113	$8,416,694	$23,148,473	$949,747,334

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$185,633	$9,349	$6,185,894
Debt securities issued by
states of the U.S.	226,499,717	8,180,247	944,107	233,735,857
Corporate debt securities	564,114,378	18,274,394	588,955	581,799,817
	$796,623,705	$26,640,274	$1,542,411	$821,721,568

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:
	December 31, 2018		December 31, 2017
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Less than 12 months	$457,620,025	$17,528,431	$63,025,802	$238,674
12 months or more	110,937,333	5,620,042	56,108,979	1,303,737
	$568,557,358	$23,148,473	$119,134,781	$1,542,411

Management considers the decline in fair values of the above securities to be interest related.  Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.
15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2018, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value

Due in one year or less	$15,904,570	$15,943,728
Due after one year through five years	224,687,803	223,643,681
Due after five years through ten years	275,546,386	269,041,623
Due after ten years	407,838,611	400,275,279
Loan backed securities	40,501,743	40,843,023
	$964,479,113	$949,747,334

Proceeds from sales of investments in bonds were $14,547,030, $28,139,681, and $25,229,066 in 2018, 2017, and 2016, respectively. Proceeds from disposals of investments in bonds were $102,331,335, $78,894,024, and $68,104,692 in 2018, 2017 and 2016, respectively. Gross gains of $215,658 and gross losses of $957,357 were realized on those sales in 2018. Gross gains of $614,811 and gross losses of $1,002,697 were realized on those sales in 2017. Gross gains of $895,224 and gross losses of $801,262 were realized on those sales in 2016.  Realized gains (losses) transferred to the IMR were ($585,942) on 2018, ($256,005) in 2017, and $62,008 in 2016.
As of December 31, 2018, bonds with a fair value of $3,240,690 were on deposit with regulatory authorities.
16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(5)	Fair Value of Financial Instruments
The following table presents the fair value of all financial assets, classified by the fair value hierarchy:
	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2018
Bonds	$-	$949,747,334	$-	$949,747,334	$964,479,113
Short-term investments	44,974,839	-	-	44,974,839	44,974,839
Separate account assets	1,316,692,839	-	-	1,316,692,839	1,316,692,839
	$1,361,667,678	$949,747,334	$-	$2,311,415,012	$2,326,146,791
December 31, 2017
Bonds	$-	$821,721,568	$-	$821,721,568	$796,623,705
Short-term investments	41,179,113	-	-	41,179,113	41,179,113
Separate account assets	1,492,359,315	-	-	1,492,359,315	1,492,359,315
	$1,533,538,428	$821,721,568	$-	$2,355,259,996	$2,330,162,133

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2018 and 2017.
(6)	Retirement Plans
The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. Foresters Financial Holding Company, Inc. allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2018, 2017 and 2016, the Company charged operations $34,390, $52,327, and $73,765, respectively, for its portion of the contribution.
In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2018, 2017 and 2016, contributions to this plan were $16,886, $21,225, and $19,612, respectively.
17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(7)	Reinsurance
The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. Information with respect to reinsurance ceded by the Company is as follows:
	2018	2017	2016
Direct life insurance premiums	$69,095,194	$69,894,727	$68,913,066
Life insurance premiums ceded	7,540,845	6,800,567	6,211,032
Net life insurance premiums	$61,554,349	$63,094,160	$62,702,034

Life insurance reserves ceded	$19,024,236	$19,383,574	$19,566,561

Direct accident and health premiums	$2,193	$1,834	$2,208
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$2,193	$1,834	$2,208

The Company’s maximum retention on any one life is $250,000. The Company had reinsured 54.0% of its net life insurance in force in both December 31, 2018 and 2017.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.  During 2018, 2017 and 2016, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted.  None of the credit ratings of the Company’s reinsurers were downgraded during 2018, 2017 and 2016.
18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(8)	Contingent Liabilities
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.
(9)	Related Party Transactions
The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2018, 2017 and 2016, the Company incurred approximately $4,217,131, $3,450,868, and $3,331,014, respectively, for these services. The Company paid an affiliate $20,845,800, $17,886,446, and $20,612,341 during 2018, 2017 and 2016, respectively for commissions relating to the sale of its products. In addition, the Company incurred $525,000 annually during 2018 and 2017 for management fees paid to Foresters.
(10)	Capital and Surplus
(a)	Participating business represented 1.1% of individual life insurance in force in both December 31, 2018 and 2017.
The portion of earnings of participating policies that can inure to the benefit of policyholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.
(b)
The maximum dividend to stockholder which can be made without prior approval from the Superintendent, which combined with all dividends declared or distributed during the next preceding twelve months, is limited to the lesser of (a) 10% of the Company's surplus to policyholders as shown by its statement on file with the Superintendent or (b) net gains from operations, exclusive of realized capital gains. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $58,785,722 and

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

$54,407,414 at December 31, 2018 and 2017, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre-approval by the NYDFS.

During 2018 and 2017 the Company paid ordinary dividends of $5,000,000 and $5,100,000, respectively.
(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2018 and 2017.

(d)	The portion of unassigned surplus represented or (reduced by) each item below is as follows:
	2018	2017
Nonadmitted assets	$(9,030,076)	$(9,154,385)
Asset valuation reserve	(4,950,400)	(4,935,223)
Deferred tax assets	8,264,281	6,610,905

(11)	Life and Annuities Reserves
(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro‑rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York State Department of Financial Services was included in the statutory financial statements.
(c)	As of December 31, 2018 the Company has $151,529,434 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.
(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.
(g)	There are no significant other increases (net).

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities
Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2018 are shown in the following table.
	Amount	Percentage of total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	555,244,774	41.95%
At book value	589,903,208	44.57%
Not subject to discretionary withdrawal	178,470,114	13.48%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,323,618,096	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,323,618,096	100.00%

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2017 are shown in the following table.
	Amount	Percentage of total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	623,654,776	50.58%
At book value	475,490,259	38.56%
Not subject to discretionary withdrawal	133,942,493	10.86%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,233,087,528	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,233,087,528	100.00%

(13)	Premium and Annuity Consideration Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2018 were:

	Gross	Net	Loading
Type:
Ordinary new business	$16,326	$14,015	$2,311
Ordinary renewal	2,847,994	5,095,802	(2,247,808)
Total	$2,864,320	$5,109,817	$(2,245,497)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2017 were:
	Gross	Net	Loading
Type:
Ordinary new business	$98,269	$80,380	$17,889
Ordinary renewal	3,057,443	5,003,828	(1,946,385)
Total	$3,155,712	$5,084,208	$(1,928,496)

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(14)	Separate Accounts
General Nature and Characteristics
The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.
Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.  Insurance contract liabilities for incidental death benefits are established in the general account.  The account balance of contracts with guarantees totaled approximately $560,000,000 and $630,000,000 and was held in separate accounts at December 31, 2018 and 2017, respectively.  The net amount at risk associated with these guarantees was approximately $6,000,000 and $340,000 at December 31, 2018 and 2017, respectively.
The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.
The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.
The following table presents separate account premiums and considerations for the year ended December 31, 2018 and separate account reserves at December 31, 2018.
	Variable life	Variable Annuities	Total
Premiums and considerations	$37,524,848	$41,924,405	$79,449,253
Reserves at December 31, 2018:
With assets at market value	$732,735,882	$555,244,775	$1,287,980,657
Subject to discretionary
withdrawal at market value	$732,735,882	$555,244,775	$1,287,980,657

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:
	2018	2017
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$79,449,253	$61,706,176
Transfers from separate accounts as contained in
the annual statement of the separate accounts	108,841,798	102,538,350
	$(29,392,545)	(40,832,174)

(15)	Federal Income Taxes
On December 22, 2017, the President signed the “Tax Cuts and Jobs Act” (H.R. 1) into law.  This represents the first major overhaul of the federal income tax in more than 30 years.  Among other effects, the bill lowers the corporate tax rate from 35% to 21% beginning in 2018.  The change in the corporate tax rate is presumed to be permanent; as such we adjusted the value of our deferred tax items.  The adjustment in the value of deferred tax items resulted in a decrease in surplus of approximately $4.4 million from this rate change in 2017.
The “Tax Cuts and Jobs Act” also impacted the computation of life insurance tax reserves.  The Act limits life reserves for tax purposes to the greater of net surrender value or 92.81% of NAIC’s required reserves.  Previously, for life and annuity contracts, the tax reserve was the greater of the contract’s net surrender value (if any) or federally prescribed reserve.  Management determined a $22.1 million difference in the amount of the new tax basis reserve, which has been recognized as an additional tax asset with an offsetting deferred tax liability.  The estimated transition adjustment amount is amortized on a straight-line basis over each of the eight taxable years from 2018-2025. As of December 31, 2018, $2.7 million has been amortized.  The transition adjustment increased by $4.0 million from the amount estimated at December 31, 2017, which was a provisional estimate as the Company did not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology.  As of December 31, 2018, there are no provisional amounts related to the impact of the Tax Cuts and Jobs Act remaining in the Company’s financial statements.
The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.  Under the Internal Revenue Code, revised by the Tax Cuts
24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

and Jobs Act, life insurance entities are not permitted to carryback ordinary losses.  As such, admittance of ordinary deferred tax assets for life entities will be limited to paragraph 11.b. and 11.c.  Tax years of 2015 through 2017 are subject to federal, state or local examination by taxing authorities.
The net deferred tax asset/(liability) at December 31, 2018 and 2017, and the change from the prior year are comprised of the following components:
	2018 Ordinary	2017 Ordinary	Change Ordinary
Total gross deferred tax assets	$12,539,000	$10,579,000	$1,960,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	12,539,000	10,579,000	1,960,000
Deferred tax assets nonadmitted	(5,526,281)	(3,876,905)	(1,649,376)
Subtotal net admitted deferred tax assets	7,012,719	6,702,095	310,624
Deferred tax liabilities	(4,274,719)	(3,968,095)	(306,624)
Net admitted deferred tax assets	$2,738,000	$2,734,000	$4,000

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amount of deferred tax assets admitted at December 31, 2018 and 2017 and changes thereon are as follows:
	2018 Ordinary	2017 Ordinary	Change Ordinary

Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$-	$-	$-
Admitted under paragraph (11.b.)	2,738,000	2,734,000	4,000
Adjusted gross DTAs offset by gross DTLs (11.c.)	4,274,719	3,968,095	306,624
Deferred tax assets admitted as the result of
application of SSAP No. 101	$7,012,719	$6,702,095	$310,624

The ratios used for the threshold limitation for 11.b. above are as follows:
	2018	2017

Ratio percentage used to determine recovery
period and threshold limitation amount	724%	788%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$70,544,026	$66,154,217

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.  In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.
The Company did not have any deferred tax assets or liabilities that were classified as capital.

26	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:
	2018	2017	Change
Deferred tax assets:
Policyholder dividend provision	$215,000	$215,000	$-
Deferred acquisition costs	3,672,000	3,399,000	273,000
Reserves	8,559,000	6,853,000	1,706,000
Deferred compensation	47,000	63,000	(16,000)
Other	46,000	49,000	(3,000)
	12,539,000	10,579,000	1,960,000
Nonadmitted deferred tax assets	(5,526,281)	(3,876,905)	(1,649,376)
	7,012,719	6,702,095	310,624
Deferred tax liabilities:
Depreciation	11,000	17,000	(6,000)
Bond discount	199,719	150,095	49,624
Reserves (transition adjustment)	4,064,000	3,801,000	263,000
Net admitted deferred taxes	$2,738,000	$2,734,000	$4,000

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2018	2017	Change
Total deferred tax assets	$12,539,000	$10,579,000	$1,960,000
Total deferred tax liabilities	(4,274,719)	(3,968,095)	(306,624)
Net deferred tax assets (liabilities)	8,264,281	6,610,905	1,653,376
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$8,264,281	$6,610,905	$1,653,376

27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2018			2017
	Amount	Tax effect 21%	Tax Rate	Amount	Tax effect 35%	Tax Rate
Income before taxes	$12,632,121	2,652,745	21%	$17,338,024	6,068,308	35%
Dividends received deduction	(6,388,604)	(1,341,607)	(11)%	(5,409,620)	(1,893,367)	(11)%
Deferred tax rate change:
Admitted assets	-	-	—%	5,205,714	1,822,000	11%
Non-admitted assets	-	-	—%	7,384,583	2,584,604	15%
Other	68,559	14,397	—%	(397,521)	(139,133)	(1)%
Total	$6,312,076	1,325,535	10%	$24,121,180	8,442,412	49%

	2016
	Amount	Tax effect 35%	Tax Rate

Income before taxes	$9,395,498	3,288,424	35%
Dividends received deduction	(4,549,277)	(1,592,247)	(17)%
Deferred tax rate change:
Admitted assets	$-	-	—%
Non-admitted assets	-	-	—%
Other	(937,260)	(328,041)	(3)%
Total	3,908,961	1,368,136	15%

	2018	2017	2016
Current federal income taxes	$2,978,912	$4,663,184	$2,347,862
Deferred taxes:
Change from prior year	(1,653,376)	(627,376)	(979,726)
Rate change	-	4,406,604	-
Total tax provision	$1,325,536	$8,442,412	$1,368,136

Effective rate	10%	49%	15%

There are no deposits at December 31, 2018 and 2017 admitted under Section 6603 of the Internal Revenue Code.

28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(16)	Reconciliation to Filed Annual Statement
The Company pays commissions to its distributor in advance of collection of the related premium.  Advanced commissions are classified as a non-admitted asset.  During 2018, Management identified errors in the Company’s commission reporting system, whereby advanced commissions continued to accumulate but advances were not subsequently recorded as a commission expense when the premiums were collected.  The amount of the correction that related to periods prior to 2018 was $2,037,410, net of income taxes of $542,485.

The following is a reconciliation of amounts as of and for the year ended December 31, 2018 reported in the annual statement filed by the Company, to amounts included in the accompanying audited statutory-basis financial statements:
	Annual Statement	Adjustment	Accompanying Financial Statements

Capital and surplus	$67,820,064	$-	$67,820,064

Net Income	$7,615,799	$2,037,410	$9,653,209

There were no adjustments to the amounts reported in the annual statements for the years ended December 31, 2017 and 2016 filed by the Company.
(17)	Subsequent Events
On April 6, 2019, Foresters entered into separate agreements to sell the distribution business of the Company’s affiliate, Foresters Financial Services and affiliated asset management business of Foresters Investment Management Company. The transactions are expected to close in June and October 2019, respectively.  One of the conditions of closing of the sale of the distribution business is the successor agrees to enter into a selling and distribution agreement with the Company for its products.
29	(Continued)

SUPPLEMENTAL INFORMATION

30	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2018, 2017 and 2016
(in US Dollars)

	Amortized cost	Estimated fair value	Amount shown in Balance Sheet
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$42,460,157	$42,063,479
Debt securities issued by
states of the U.S.	254,691,974	257,490,823	254,691,974
Corporate debt securities	667,723,660	649,796,354	667,723,660
	964,479,113	949,747,334	964,479,113

Policy loans	105,567,441	XXX	105,567,441
Cash, cash equivalents
and short-term investments	55,329,534	55,331,177	55,329,534
Receivable for securities	-	XXX	-

Total investments	$1,125,376,088		$1,125,376,088

	Amortized cost	Estimated fair value	Amount shown in Balance Sheet
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$6,185,894	$6,009,610
Debt securities issued by
states of the U.S.	226,499,717	233,735,857	226,499,717
Corporate debt securities	564,114,378	581,799,817	564,114,378
	796,623,705	821,721,568	796,623,705

Policy loans	102,543,550	XXX	102,543,550
Cash, cash equivalents
and short-term investments	48,890,262	48,890,262	48,890,262
Receivable for securities	20,195	XXX	20,195

Total investments	$948,077,712		$948,077,712

See accompanying independent auditors' report.

31	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule Information
For the years ended December 31, 2018, 2017 and 2016
(in US Dollars)

	As of December 31,		For the years ended December 31,
	Future policy benefits losses, claims and loss expenses	Other policy claims and benefits payable	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Other operating expenses
2018:
Life	$330,332,141	$12,132,147	$61,554,348	$13,500,066	$49,361,978	$12,182,356
Annuity	757,753,320	4,072,363	216,453,089	28,505,092	75,986,139	3,605,126
Accident and Health	31,412	2,195	2,193	3,619	10,405	624
Total	$1,088,116,873	$16,206,705	$278,009,630	$42,008,777	$125,358,522	$15,788,106

2017:
Life	$314,060,279	$12,204,834	$63,094,160	$12,455,343	$44,062,987	$11,434,394
Annuity	599,025,981	2,548,226	146,170,852	22,827,286	59,457,585	4,489,862
Accident and Health	33,917	5,655	1,834	4,079	13,061	529
Total	$913,120,177	$14,758,715	$209,266,846	$35,286,708	$103,533,633	$15,924,785

2016:
Life	$295,736,757	$11,288,795	$62,702,034	$13,637,080	$43,503,314	$12,545,416
Annuity	486,001,410	1,159,640	154,963,120	17,133,067	53,756,576	5,669,797
Accident and Health	39,959	3,568	2,208	5,044	10,827	626
Total	$781,778,126	$12,452,003	$217,667,362	$30,775,191	$97,270,717	$18,215,839

See accompanying independent auditors' report.

32	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule - Reinsurance
For the years ended December 31, 2018, 2017 and 2016
(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:
	Gross Amount	Reinsurance Ceded	Net Amount

2018	$11,890,647	$6,378,604	$5,512,043
2017	$12,083,402	$6,541,538	$5,541,864
2016	$11,778,084	$6,565,495	$5,212,589

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2018
Life insurance	$69,095,194	$7,540,845	$61,554,349
Annuity	216,453,088	-	216,453,088
Supplementary contracts	-	-	-
Accident and health	2,193	-	2,193
	$285,550,475	$7,540,845	$278,009,630

2017
Life insurance	$69,894,727	$6,800,567	$63,094,160
Annuity	146,170,852	-	146,170,852
Supplementary contracts	-	-	-
Accident and health	1,834	-	1,834
	$216,067,413	$6,800,567	$209,266,846

2016
Life insurance	$68,913,066	$6,211,032	$62,702,034
Annuity	154,963,120	-	154,963,120
Supplementary contracts	-	-	-
Accident and health	2,208	-	2,208
	$223,878,394	$6,211,032	$217,667,362

See accompanying independent auditors' report.

33

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

PART C:  OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)
The financial statements for the period ended December 31, 2016 for Foresters Life Insurance and Annuity Company and First Investors Life Variable Annuity Fund C are included in Part B of this Registration Statement.

(b)	Exhibits:
	1.	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account C. /1/
	2.	Not applicable.
	3.	Distribution Contracts:
		(a)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Variable Annuity Fund C and First Investors Corporation. /4/
		(b)	Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers. /1/
	4.	Specimen Individual Flexible Premium Deferred Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account C. /2/
	5.	Form of application used with the Individual Flexible Premium Deferred Variable Annuity Contracts provided in response to (4) above. /2/
	6	(a) (1)	Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
		(2)	Certificate of Amendment. /1/
		(3)	Certificate of Amendment. /1/
		(4)	Certificate of Amendment. /1/
		(5)	Certificate of Amendment. /1/
		(6)	Certificate of Amendment. /5/
		(b) (1)	By‑laws of First Investors Life Insurance Company. /1/
		(2)	Amendment of By‑laws. /5/
	7.	Not applicable.
	8.	Not applicable.
	9.	Opinion and consent of counsel. /3/
	10.	(a) Consents of Independent Public Accountants. /6/
(b) Exemptive Order. /1/
	11.	Not applicable.
	12.	Not applicable.
	13.	Powers of Attorney for Sonia A. Baxendale, Matthew Berman, James R. Boyle, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin. /6/

____________________
/1/	Incorporated herein by reference to Post-Effective Amendment No. 10 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on March 15, 2010.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on May 14, 2010.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 28, 2011.
/5/	Incorporated herein by reference to Post-Effective Amendment No. 43 to this Registration Statement filed on October 30, 2015.

/6/	Filed herewith.

Item 25.        Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company

Sonia A. Baxendale	Director

Matthew Berman	President and Director

James R. Boyle	Director

Carol Lerner Brown	Secretary
Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer

Jason Helbraun	Assistant Vice President

Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation

Martha E. Marcon	Director

J. Steven McDonald	International Finance Officer

E. Blake Moore, Jr.	Director

Jeremy W. Ragsdale	Vice President, Product Development & Pricing
David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Sonal Vyas	Assistant Vice President, US Statutory Reporting

Greg Walter	Senior Vice President, Insurance Operations

Wendy Watson	Director

René Zanin	Director

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is

Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:

Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of January 30, 2019.

Corporate Organization Chart

Item 27.         Number of Contractowners

As of February 28, 2019, the number of owners of variable annuity contracts offered by First Investors Life Variable Annuity Fund C was 5,759.

Item 28.	Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 29.           Principal Underwriter

(a)	Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

                                                                         First Investors Equity Funds

                                                                         First Investors Income Funds
                                                                         First Investors Tax Exempt Funds
                                                                         First Investors Life Variable Annuity Fund A
                                                                        First Investors Life Level Premium Variable Life Insurance (Separate Account B)
                                                                         First Investors Life Variable Annuity Fund D
                                                                          First Investors Life Separate Account E

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Jason Gerb	Chief Compliance Officer

George D. Karris	Director and Senior Vice President

Susan King	Senior Vice President

E. Blake Moore, Jr.	Chairman of the Board and President

Elizabeth Reilly	Senior Vice President, Advisory and Broker-Dealer Operations

Scott Richardson	Corporate Secretary

Mary Solowey	Vice President

William Stevens	Senior Vice President, Retail Sales

William J. Vogt	Vice President

Gina Walling	AML Compliance Officer

(c)	Not Applicable.

Item 30.          Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 31.          Management Services

Not applicable.

Item 32.          Undertakings

Registrant hereby makes the following undertakings:

(a)
An undertaking to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
An undertaking to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	An undertaking to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Representation Regarding Reasonableness of Aggregate Contract Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 51 (“Amendment”) to its Registration Statement on Form N-4 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Mr. Gannon), on this 26th day of April, 2019.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
(Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
/s/ Matthew Berman (Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Matthew Berman
Matthew Berman
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-4 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Matthew Berman	President and Director	April 26, 2019
Matthew Berman

/s/ Francis X. Gannon	Chief Financial Officer and	April 26, 2019
Francis X. Gannon	Treasurer

/s/ Sonia A. Baxendale	Director	April 26, 2019
Sonia A. Baxendale*

/s/ James R. Boyle	Director	April 26, 2019
James R. Boyle*

/s/ Martha E. Marcon	Director	April 26, 2019
Martha E. Marcon*

/s/ E. Blake Moore, Jr.	Director	April 26, 2019
E. Blake Moore, Jr.*

/s/ Sonal Vyas	Assistant Vice President, US	April 26, 2019
Sonal Vyas	Statutory Reporting

/s/ Wendy Watson	Director	April 26, 2019
Wendy Watson*

/s/ René Zanin	Director	April 26, 2019
René Zanin*

*By:	/s/ Matthew Berman	April 26, 2019
Matthew Berman
(Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit Number	Description

24(b)(10)(a)	Consents of Independent Public Accountants

24(b)(13)	Power of Attorney for Sonia A. Baxendale, Matthew Berman, James R. Boyle, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin.